                                   [GRAPHIC]

                               SALOMON BROTHERS

                                Variable Series Funds Inc

                                   Annual
                                   Report
                                   1998
                                   DECEMBER 31, 1998


                                   . CAPITAL FUND

[GRAPHIC] THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
              Our Message to You


Dear Shareholder:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Capital Fund for the period ended December 31, 1998.


Market Overview

Financial market participants will not soon forget the tumultuous year just past. 1998 will be remembered as the year when the effects of the Asian economic crisis reverberated to the U.S. The impact was significant enough to derail the equity market's momentum, although a narrow group of stocks managed to regain all of their lost ground by year-end.

The three key factors driving the market were low inflation, low interest rates and a strong economy which generated continued profit growth. These have proven to be both powerful and resilient trends. The combination of the three propelled the market to very high levels and provided the greatest benefits to large, growing companies. Large companies can take advantage of scale, market positions and cheap financing to gain market share and profitability. Investors recognize these advantages and over the past few years have bid a small group of large company stocks to levels that assume benefits from these factors to continue well into the future. Large companies make up a large portion of the market, and thus made the overall market appear to be up strongly last year, even though the average stock on the New York Stock Exchange declined.

The current stock market environment contains three key risks: 1) a reversal of the current economic trends 2) overvaluation of the large cap growth companies and 3) commoditization of the market.

Commoditization of the market is unusual because stocks generally move based on their fundamentals. As a by-product of the current extended bull market, investors have begun purchasing stocks as if they were commodities. Much of the market and particularly, large, liquid stocks, are trading based on near-term supply and demand and not long-term fundamentals. The most extreme example is the demand created when a stock is added to a popular market index such as the S&P 500. Despite the fact that a company's intrinsic value does not change when it is added to the S&P 500, its stock price will most likely change, often dramatically.

The secular issues that have driven the large cap growth sector to such lofty levels are powerful and cannot be quickly reversed. The market, however, has moved to valuations that discount the positive scenario far into the future. Ultimately, one of the three key factors mentioned above will most likely change. The market will probably start discounting the change before it actually happens, a process that will not be enjoyable given how high the market has gone. Our investment strategy for the Fund balances hope for the best with preparation for the worst.


The Capital Fund

The primary objective of the Fund is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

The Fund commenced operations on February 17, 1998. From inception through December 31, 1998, the Fund posted a total return of 18.12% versus 17.88% for the Russell 3000 Index. The Fund outperformed for the year relative to the benchmark due to our continued overweight stance in the consumer staples and consumer cyclical sectors. Positions that have benefited the Fund include Plantronics, MCI WorldCom and Costco.

The Fund continues to own very few "Nifty Fifty" type growth stocks. We are paying particular attention to valuation--rather than owning a portfolio of overpriced stocks, in effort to create a cushioning effect when and if the market turns. In addition, we are increasing the position concentration of the portfolio when we can purchase at the right price owning fewer companies in the portfolio allows us to focus more on our best ideas and hopefully reduce the number of mistakes. At the same time, we are keeping core positions in many of what we believe are the best companies we own seeking to participate in the market's continued upside. We plan to add to these positions when the market corrects, and trim when it has a strong rally. The portfolio continues to be overweighted towards small and mid cap stocks relative to its Russell 3000 benchmark and the overall market. Many of our small and midcap selections have businesses that benefit from the same three factors that have driven large cap growth valuations.

At year-end we began to trim our overweighted position in technology stocks that we had accumulated during the previous several months. Many of these stocks more than doubled from their lows while the profit recovery has not been nearly as fast. We expect to continue to hold several core technology positions, but will trade the sector aggressively if it continues to have the wild swings it has been experiencing of late. We believe that it is still too early to accumulate large energy positions as inventories have not moved down as fast we had hoped. Valuations in this sector are very attractive and we expect to add significant positions during 1999. We retain our overweight position in consumer staples, as we believe that many of these stocks offer the most attractive risk/reward trade-offs in the market. We still expect to see a resolution during the coming 12-18 months to the debate between health advocates' position regarding the dangers of cigarette smoking and the tobacco industry's civil libertarian position for the right of adults to use a dangerous but legal product. The stocks' prices discount significant bad news, but the worst case scenarios are not in the economic interest of the industry's opponents.

We appreciate your investment with the Salomon Brothers Variable Series Funds Inc, and we look forward to serving you in the future.

Cordially,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

February 17, 1999

The following graph depicts the performance of the Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                              [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE--CAPITAL FUND (Unaudited)
Comparison of $10,000 Investment in the Fund with
the Russell 3000 Index
--------------------------------------------------------------------------------

                        Capital Fund        Russell 3000 Index
2/17/98                    10,000                  10,000
2/98                       10,230                  10,230
3/98                       10,780                  10,737
4/98                       10,900                  10,843
5/98                       10,710                  10,575
6/98                       10,971                  10,932
7/98                       10,791                  10,733
8/98                        9,101                   9,089
9/98                        9,661                   9,709
10/98                      10,501                  10,446
11/98                      10,901                  11,085
12/31/98                   11,812                  11,788


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.

Schedule of Investments
December 31, 1998

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 85.1%

 Basic Industries -- 6.0%
    3,000 Geon Co. ...............................................   $   69,000
      800 Martin Marietta Materials, Inc. ........................       49,750
    2,500 OM Group, Inc. .........................................       91,250
      300 Vulcan Materials Co. ...................................       39,469
                                                                     ----------
                                                                        249,469
                                                                     ----------

 Communications -- 7.9%
    1,800 Bell Atlantic Corp. ....................................      102,262
      800 Frontier Corp. .........................................       27,200
      600 MCI WorldCom, Inc. (a)..................................       43,050
    1,300 NTL Incorporated (a)....................................       73,369
          Rogers Cantel Mobile Communications Inc., Class B Shares
    7,000 (a).....................................................       85,312
                                                                     ----------
                                                                        331,193
                                                                     ----------

 Consumer Cyclicals -- 8.2%
    1,500 Breed Technologies, Inc. (a)............................       12,281
    2,000 Costco Companies, Inc. (a)..............................      144,375
    1,300 Federated Department Stores, Inc. (a)...................       56,631
    4,500 Hollinger International Inc. ...........................       62,719
    2,700 Tower Automotive Inc. (a)...............................       67,331
                                                                     ----------
                                                                        343,337
                                                                     ----------

 Consumer Non-Cyclicals -- 28.6%
   14,500 Food Lion Inc., Class B Shares..........................      145,906
    5,000 Hormel Foods Corp. .....................................      163,750
    4,000 John B. Sanfilippo & Son Inc. (a).......................       17,000
    2,100 Michael Foods Inc. .....................................       63,000
    2,700 News Corp Ltd. ADR......................................       66,656
    3,200 Phillip Morris Cos. Inc. ...............................      171,200
    7,500 RJR Nabisco Holdings Corp. .............................      222,656
          Tele-Communications, TCI Ventures Group, Class A Shares
    3,200 (a).....................................................       75,400
    3,000 Tyson Foods Inc., Class A Shares........................       63,750
    5,000 U.S. Satellite Broadcasting Co., Class A Shares (a).....       68,750
    2,000 UST Inc. ...............................................       69,750
      900 Viacom Inc., Class B Shares (a).........................       66,600
                                                                     ----------
                                                                      1,194,418
                                                                     ----------

 Energy -- 6.6%
    2,500 Conoco Inc., Class A Shares (a).........................       52,188
    1,800 Enron Oil & Gas Co. ....................................       31,050
    6,000 Paradigm Geophysical Ltd. (a)...........................       30,750
    2,000 Suncor Energy, Inc. ....................................       59,750
    2,500 Tosco Corp. ............................................       64,688
    1,800 Valero Energy Corp. ....................................       38,250
                                                                     ----------
                                                                        276,676
                                                                     ----------

 Financial Services -- 7.4%
    2,500 Bank of New York Co. Inc. ..............................      100,625
    1,800 Fleet Financial Group Inc. .............................       80,438
    1,500 Haven Bancorp, Inc. ....................................       22,500
    3,500 Independence Community Bank Corp. ......................       55,781
    1,300 Mercantile Bankshares Corp. ............................       50,050
                                                                     ----------
                                                                        309,394
                                                                     ----------



                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Health Care -- 2.2%
    1,800 Centocor Inc. (a).........................................  $   81,225
    3,000 CombiChem Inc. (a)........................................      12,937
                                                                      ----------
                                                                          94,162
                                                                      ----------

 Technology -- 16.3%
    3,500 Adaptec Inc. (a)..........................................      61,469
    1,700 Applied Materials Inc. (a)................................      72,569
    2,500 Aspect Telecommunications Corp. (a).......................      43,125
      500 Comverse Technology, Inc. (a).............................      35,500
    4,000 Integrated Process Equipment Corp. (a)....................      43,000
      250 International Business Machines Corp. ....................      46,188
    1,800 Level One Communications, Inc. (a)........................      63,900
    1,600 Plantronics Inc. (a)......................................     137,600
    2,800 Quantum Corp. (a).........................................      59,500
    2,500 Seagate Technology Inc. (a)...............................      75,625
      500 Texas Instruments Inc. ...................................      42,781
                                                                      ----------
                                                                         681,257
                                                                      ----------
 Utility -- 1.9%
    1,000 KN Energy, Inc. ..........................................      36,375
    1,300 The Williams Cos., Inc. ..................................      40,544
                                                                      ----------
                                                                          76,919
                                                                      ----------

          TOTAL COMMON STOCK
          (Cost -- $3,005,531)......................................   3,556,825
                                                                      ----------

 CONVERTIBLE PREFERRED STOCK -- 1.4%

 Consumer Cyclicals -- 1.4%
    2,500 BTI Capital Trust, 6.500% (Cost -- $105,093)..............      60,000
                                                                      ----------

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 3.3%

 Technology -- 0.4%
  $25,000 Integrated Process Equipment Corp., Sub. Notes, 6.250%
          due 9/15/04.............................................       18,156
                                                                     ----------

 Consumer Cyclicals -- 2.9%
  100,000 Fine Host Corp., Sub. Notes, 5.000% due 11/1/04.........       74,500
  350,000 Sunbeam Corp., Sr. Sub. Debentures, zero coupon due
          3/25/18.................................................       44,188
                                                                     ----------
                                                                        118,688
                                                                     ----------

          TOTAL CONVERTIBLE CORPORATE BONDS
          (Cost -- $160,927)......................................      136,844
                                                                     ----------

 Contracts                         Security                            Value

-------------------------------------------------------------------------------
 PURCHASED OPTIONS -- 0.0%

         4 Interactive Week Internet Index Put (expiring February
           1999, exercise price $400) (a) (Cost  --  $2,962).......       1,700
                                                                     ----------
           SUB-TOTAL INVESTMENTS
           (Cost -- $3,274,513)....................................   3,755,369
                                                                     ----------

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

   Face
  Amount                           Security                              Value

---------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 10.2%

 $110,000 J.P. Morgan Securities Inc., 4.680% due 1/4/99; Proceeds
           at maturity -- $110,057;
           (Fully collateralized by U.S. Treasury Notes, 8.875% due
           2/15/19; Market value -- $113,393)......................   $   110,000
  108,000 State Street Bank & Trust, 4.850% due 1/4/99; Proceeds at
           maturity -- $108,058;
           (Fully collateralized by U.S. Treasury Notes, 8.125% due
           8/15/19; Market value -- $115,813)......................       108,000
  206,000 Warburg Dillon Read, 4.750% due 1/4/99; Proceeds at
           maturity -- $206,109;
           (Fully collateralized by U.S. Treasury Notes, 5.625% due
           11/30/99; Market value -- $210,600).....................       206,000
                                                                      -----------

          TOTAL REPURCHASE AGREEMENTS
          (Cost -- $424,000).......................................       424,000
                                                                      -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $3,698,513*)....................................    $4,179,369
                                                                      ===========


------
(a) Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same. Abbreviations used in this statement:
ADR -- American Depository Receipt.

                       See notes to financial statements.

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
 Investments, at value (Cost -- $3,274,513)........................ $3,755,369
 Repurchase agreements, at value (Cost -- $424,000)................    424,000
 Cash..............................................................      1,884
 Receivable for Fund shares sold...................................     63,081
 Receivable for securities sold....................................    135,744
 Deferred organization costs.......................................     25,809
 Receivable from investment manager................................     33,776
 Dividends and interest receivable.................................      7,680
                                                                    ----------
 Total Assets......................................................  4,447,343
                                                                    ----------
LIABILITIES:
 Payable for Fund shares purchased.................................        353
 Payable for securities purchased..................................    130,108
 Accrued expenses..................................................     26,999
                                                                    ----------
 Total Liabilities.................................................    157,460
                                                                    ----------
 Total Net Assets.................................................. $4,289,883
                                                                    ==========
NET ASSETS:
 Par value of capital shares....................................... $      371
 Capital paid in excess of par value...............................  3,811,145
 Accumulated net realized loss on security transactions and
  options..........................................................     (2,489)
 Net unrealized appreciation of investments........................    480,856
                                                                    ----------
 Total Net Assets.................................................. $4,289,883
                                                                    ==========
Shares Outstanding.................................................    370,684
                                                                    ----------
Net Asset Value, per share.........................................     $11.57
                                                                    ----------

                       See notes to financial statements.

Statement of Operations
For the Period Ended December 31, 1998(a)

INVESTMENT INCOME:
 Interest............................................................  $ 21,397
 Dividends (net of foreign withholding tax of $238)..................    34,776
                                                                       --------
 Total Investment Income.............................................    56,173
                                                                       --------
EXPENSES:
 Management fees (Note 2)............................................    20,337
 Audit and legal.....................................................    25,000
 Amortization of deferred organization costs.........................     5,441
 Shareholder and system servicing fees...............................     5,150
 Directors' fees.....................................................     4,515
 Shareholder communications..........................................     5,000
 Custody fees........................................................     9,400
 Administration fees (Note 2)........................................     1,196
 Other...............................................................     2,000
                                                                       --------
 Total Expenses......................................................    78,039
 Less: Management fee waiver and expense reimbursement (Note 2)......   (54,113)
                                                                       --------
 Net Expenses........................................................    23,926
                                                                       --------
Net Investment Income................................................    32,247
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities).............    66,384
 Options purchased...................................................    (4,868)
 Options written.....................................................    (9,950)
                                                                       --------
 Net Realized Gain...................................................    51,566
                                                                       --------
 Change in Net Unrealized Appreciation of Investments:
 Beginning of period.................................................        --
 End of period.......................................................   480,856
                                                                       --------
 Increase in Net Unrealized Appreciation.............................   480,856
                                                                       --------
Net Gain on Investments and Options..................................   532,422
                                                                       --------
Increase in Net Assets From Operations...............................  $564,669
                                                                       ========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Statement of Changes in Net Assets
For the Period Ended December 31, 1998(a)

OPERATIONS:
 Net investment income.............................................. $   32,247
 Net realized gain..................................................     51,566
 Increase in net unrealized appreciation............................    480,856
                                                                     ----------
 Increase in Net Assets From Operations.............................    564,669
                                                                     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................................    (32,219)
 Net realized gains.................................................    (54,083)
                                                                     ----------
 Decrease in Net Assets From Distributions to Shareholders..........    (86,302)
                                                                     ----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares...................................  3,867,574
 Net asset value of shares issued for reinvestment of dividends.....     86,302
 Cost of shares reacquired..........................................   (142,370)
                                                                     ----------
 Increase in Net Assets From Fund Share Transactions................  3,811,506
                                                                     ----------
Increase in Net Assets..............................................  4,289,873
NET ASSETS:
 Beginning of period................................................         10
                                                                     ----------
 End of period...................................................... $4,289,883
                                                                     ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the period ended December 31, 1998, SBAM waived all of the management fees payable by the Fund and reimbursed expenses of $33,776.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and MMC.

Notes to Financial Statements
(continued)

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. For the period ended December 31, 1998, SSB received bro-kerage commissions of $1,067 from the Fund.

3. Investments

During the period ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases............................................................ $6,212,230
Sales................................................................  3,010,829
--------------------------------------------------------------------------------

At December 31, 1998, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

--------------------------------------------------------------------------------
Gross unrealized appreciation........................................ $ 609,910
Gross unrealized depreciation........................................  (129,054)
--------------------------------------------------------------------------------
Net unrealized appreciation.......................................... $ 480,856
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had outstanding 4 contracts of purchased put op-tions.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

Notes to Financial Statements
(continued)
The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the period ended December 31, 1998:

                                                           Number of
                                                           Contracts Premiums
                                                           --------- --------
Options written, outstanding at February 17, 1998.........     --    $      0
Options written during the period ended December 31,
 1998.....................................................     22      17,043
Options canceled in closing purchase transactions.........    (16)    (15,261)
Options expired during the period ended December 31,
 1998.....................................................     (6)     (1,782)
                                                              ---    --------
Options written, outstanding at December 31, 1998.........      0    $      0
                                                              ===    ========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash and other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund did not have any securities on loan.

Notes to Financial Statements
(continued)

9. Capital Stock

At December 31, 1998, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                                                Period Ended
                                                            December 31, 1998(a)
--------------------------------------------------------------------------------
Shares sold................................................       376,499
Shares issued on reinvestment..............................         7,459
Shares redeemed............................................       (13,275)
--------------------------------------------------------------------------------
Net Increase...............................................       370,683
--------------------------------------------------------------------------------

(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the period ended December 31:

                                                                        1998(1)
                                                                        -------
Net Asset Value, Beginning of Period................................... $10.00
                                                                        ------
Income From Operations:
 Net investment income (2).............................................   0.09
 Net realized and unrealized gain......................................   1.72
                                                                        ------
 Total Income From Operations..........................................   1.81
                                                                        ------
Less Distributions From:
 Net investment income.................................................  (0.09)
 Net realized gains....................................................  (0.15)
                                                                        ------
 Total Distributions...................................................  (0.24)
                                                                        ------
Net Asset Value, End of Period......................................... $11.57
                                                                        ======
Total Return++.........................................................  18.12%
Net Assets, End of Period (000s)....................................... $4,290
Ratios to Average Net Assets (2)+:
 Expenses..............................................................   1.00%
 Net investment income.................................................   1.35%
Portfolio Turnover Rate................................................    116%

(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all of its management fees for the period ended December 31, 1998 and reimbursed expenses of $33,776. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.15 and 3.26%, re-spectively.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


           ---------------------------------------------------------

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

  .A corporate dividends received deduction of 30.70%.
  .Total long-term capital gain distributions paid of $6,118.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Capital Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Capital Fund ("Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 12, 1999

Salomon Brothers Variable Series Funds Inc

Investment Manager
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

Custodian
    PNC Bank, N.A.
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

Legal Counsel
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

Independent Accountants
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036


Directors

Charles F. Barber
    Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
    President, Colman Consulting Co., Inc.
Daniel P. Cronin
    Vice President-General Counsel,
    Pfizer International Inc.
Heath B. McLendon
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Mutual Management Corp.
    and Travelers Investment Advisers, Inc.;
    Chairman, Smith Barney Strategy Advisors Inc.


Officers

Heath B. McLendon
    Chairman and President
Lewis E. Daidone
    Executive Vice President and Treasurer
Giampaolo G. Guarnieri
    Executive Vice President
Ross S. Margolies
    Executive Vice President
Beth A. Semmel
    Vice President
Peter J. Wilby
    Executive Vice President
George J. Williamson
    Executive Vice President
John B. Cunningham
    Executive Vice President
Pamela P. Milunovich
    Vice President
Anthony Pace
    Assistant Controller
Christina T. Sydor
    Secretary

                            --------------------
                                Salomon Brothers
                                --------------------
                                    Asset Management

              Seven World Trade Center . New York, New York 10048

                                   [GRAPHIC]

                               SALOMON BROTHERS

                                 Variable Series Funds Inc

                                    Annual
                                    Report
                                    1998
                                    December 31, 1998


                                    .  STRATEGIC BOND FUND

[GRAPHIC]

THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

Dear Shareholder:
We are pleased to provide you with the annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund") for the period ended December 31, 1998.

Market Overview
Financial market participants will not soon forget the tumultuous year just past. 1998 will be remembered as the year when the effects of the Asian economic crisis reverberated to the U.S. The impact was significant enough to derail the equity market's momentum, although stocks managed to regain all of their lost ground by year-end.

For bonds, 1998 was a mixture of good and bad news. The good news was that interest rates fell approximately 1% across the yield curve. Though low inflation did contribute to lower bond yields, exogenous factors such as equity market fears, default fears and expectations of spreading global economic weakness gave investors sufficient reasons to seek only the safety and liquidity of the Treasury sector. The bad news came for any bond that wasn't a Treasury, as yield spreads across all sectors of the domestic bond universe widened toward unexplainable and unsustainable levels. High yield bonds and emerging market debt suffered through their worst performance in years. This was largely due to the global spread rout.

Early in 1998, domestic demand readings in the U.S. remained exceptionally healthy, benefiting from low interest rates, generation-low unemployment rates and sky-high consumer confidence. By third quarter, all major credit sensitive spread sectors of the U.S. fixed income market experienced heightened volatility caused by political and economic developments overseas. Speculation that overseas economic weakness would ultimately lead to U.S. economic weakness drove U.S. stocks lower and sparked fears of a deterioration in credit quality. Further exacerbating the market instability was a hangover of supply from the deluge of new high yield and investment grade corporate bonds issued in the first half of the year.

Emerging markets debt yield spreads widened as political and economic uncertainty spread from Asia and Russia to Latin America. The economic reforms proposed by the International Monetary Fund do not seem to have had a materially positive impact on overseas economies. Meanwhile, Japan's economic and banking system problems remain unsolved with no reforms likely to occur any time soon given the political structure of their government. The crisis of confidence in Russia persisted as a number of high ranking officials within the government resigned.

By the middle of October, it became clear to Federal Reserve officials that market mechanisms such as Treasuries and commercial paper funding were breaking down. The Federal Reserve acted swiftly, cutting rates another 25 basis points without waiting for the next regularly scheduled Federal Open Market Committee meeting. While the action surprised market participants, it immediately provided some necessary stability. A third Federal Funds rate cut in early November by an additional 25 basis points, further restored liquidity and confidence in financial markets and set a more positive tone for the markets for the remainder of the year.

Investor optimism and recent economic data suggest that the U.S. economy is sailing into the new year. As booming sectors moderate and external growth continues to fade, we believe the current expansion will slow perceptibly. Outside the U.S., where the main threat to domestic stability first emerged, conditions have deteriorated since the Federal Reserve's last rate cut. This backdrop leaves the Federal Reserve in a watchful state, despite the complacency of today's marketplace and strong fourth-quarter GDP growth. Near-term job and economic growth probably will remain fairly buoyant, given the boost from lower commodity prices, warm weather and the fresh rise in the equity market. However, with inflation pressures in remission, the Federal Reserve will have ample leeway to renew its rescue efforts in 1999 if necessary.

We remain optimistic about the high yield market, as interest rates are low and credit spreads have room to improve. The emerging debt markets have recovered by some 20% since their lows in early September and while there will be bumps along the way, we expect emerging debt to outperform the U.S. investment grade market in 1999. We have increased our allocations in that sector from 13% to 21%.

The Strategic Bond Fund
The primary objective of the Fund is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio and through allocations to segments of the fixed income market that the manager believes will best contribute to achievement of the Fund's investment objectives. Tactical allocations may include U.S. and non-U.S. investment grade, high yield and emerging markets debt securities.

The Fund commenced operations on February 17, 1998. From inception through December 31, 1998, the Fund posted a total return of 6.18% versus 7.39% for the Lehman Brothers Aggregate Bond Index. The Fund underperformed for the year, relative to the benchmark due to its exposure to high yield and emerging markets debt during the unexpected credit crisis in the summer of 1998.

We appreciate your investment with the Salomon Brothers Variable Series Funds Inc, and we look forward to serving you in the future.

Cordially,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

February 17, 1999

The following graph depicts the performance of the Fund versus the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE -- STRATEGIC BOND FUND (Unaudited)
Comparison of $10,000 Investment in the Fund with Lehman Brothers Aggregate Bond Index

               Strategic Bond Fund     Lehman Brothers Aggregate Bond Index
2/17/98             10,000                           10,000
2/98                10,010                           10,000
3/98                10,070                           10,034
4/98                10,100                           10,086
5/98                10,170                           10,182
6/98                10,190                           10,269
7/98                10,240                           10,290
8/98                10,180                           10,458
9/98                10,410                           10,703
10/98               10,460                           10,646
11/98               10,580                           10,707
12/31/98            10,618                           10,739

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.

Schedule of Investments
December 31, 1998

      Face
     Amount                           Security                          Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 28.8%
 $   10,000     U.S. Treasury Notes, 5.250% due 8/15/03 (a)........   $  10,259
    250,000     U.S. Treasury Notes, 5.500% due 2/15/08 (a)........     265,054
    370,000     U.S. Treasury Notes, 5.625% due 5/15/08............     395,079
    525,000     U.S. Treasury Notes, 4.750% due 11/15/08 (a).......     529,085
     10,000     U.S. Treasury Notes, 6.125% due 11/15/27 (a).......      11,180
     10,000     U.S. Treasury Inflation Index Notes, 3.625% due
                 4/15/28 (a).......................................      10,056
  1,500,000     Federal National Mortgage Association, 6.500%, 30
                 year (b)(c).......................................   1,509,840
    900,000     Federal National Mortgage Association, 6.000%, 30
                 year (b)(c).......................................     888,750
                                                                      ---------
                TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                (Cost -- $3,565,555)...............................   3,619,303
                                                                      ---------

 COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%
     24,781     First Union Residential Securitization, Series
                 1998-A, Class B2, 7.000% due 8/25/28..............      23,201
     99,766     GE Capital Mortgage Services Inc., Series 1998-15,
                 Class B1, 6.750% due 11/25/28.....................      95,401
    129,959     Mid-State Trust, Series 6, Class A1, 7.340% due
                 7/1/35............................................     133,777
     24,844     PNC Mortgage Securities, Series 1998-4, Class 3B3,
                 6.750% due 5/25/28................................      22,981
     24,843     PNC Mortgage Securities, Series 1998-4, Class CB3,
                 6.838% due 5/25/28................................      23,167
     24,833     PNC Mortgage Securities, Series 1998-5, Class CB3,
                 6.734% due 7/25/28................................      23,002
     74,880     PNC Mortgage Securities, Series 1998-10, Class 1B2,
                 6.500% due 12/25/28...............................      70,482
     50,000     PNC Mortgage Securities, Series 1998-12, Class 1B2,
                 6.250% due 12/26/28...............................      46,750
                                                                      ---------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $450,080).................................     438,761
                                                                      ---------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.7%
    596,727     DLJ Commercial Mortgage Corp., Series 1998-CG1,
                 Class S, 0.898% due 5/10/23(d)....................      28,154
  1,000,000     DLJ Commercial Mortgage Corp., Series 1998-CF2,
                 Class S, 0.851% due 11/12/31(d)...................      56,559
                                                                      ---------
                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                (Cost -- $84,967)..................................      84,713
                                                                      ---------

 Basic Industries -- 2.6%
    125,000     AEI Resources Inc., 10.500% due 12/15/05...........     125,000
    125,000     PCI Chemicals Canada Inc., Series B, Sr. Secured
                 Notes, 9.250% due 10/15/07 (a)....................     101,094
     25,000     Praxair, Inc., 6.150% due 4/15/03..................      25,031
     25,000     Raytheon Co., 6.150% due 11/1/08...................      25,375
     45,000     Service Corporation International, 6.000% due
                 12/15/05..........................................      44,831
                                                                      ---------
                                                                        321,331
                                                                      ---------
 CORPORATE BONDS -- 30.8%


 Consumer Cyclicals -- 1.2%
    125,000     HMH Properties Inc., Series B, Sr. Notes, 7.875%
                 due 8/1/08........................................     122,031
     25,000     Staples Inc., Sr. Notes, 7.125% due 8/15/07 (a)....      26,281
                                                                      ---------
                                                                        148,312
                                                                      ---------

 Consumer Non-Cyclicals -- 2.4%
    125,000     French Fragrances, Inc., Series B, Sr. Notes,
                 10.375% due 5/15/07 (a)...........................     124,844
    125,000     Park Place Entertainment, Sr. Sub. Notes, 7.875%
                 due 12/15/05......................................     125,312
     60,000     Pueblo Xtra International, Sr. Notes, 9.500% due
                 8/1/03............................................      57,300
                                                                      ---------
                                                                        307,456
                                                                      ---------

 Data Technology/Information Services -- 1.1%
    125,000     Unisys Corp., Sr. Notes, 7.875% due 4/1/08 (a).....     132,500
                                                                      ---------


                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

       Face
      Amount                           Security                          Value

---------------------------------------------------------------------------------
 Energy -- 1.5%
 $  125,000       Clark R & M Inc., Sr. Sub. Notes, 8.875% due
                   11/15/07 (a)....................................   $   116,094
     50,000       Norsk Hydro ASA, 6.700% due 11/15/18 (a).........        49,813
     25,000       Occidental Petroleum Corp., Debentures, 9.250%
                   due 8/1/19 (a)..................................        29,031
                                                                      -----------
                                                                          194,938
                                                                      -----------
 Financial Services -- 2.9%
    125,000       Contifinancial Corp., Sr. Notes, 8.125% due
                   4/1/08..........................................        81,250
     25,000       First Data Corp., Medium Term Note, 6.375% due
                   12/15/07 (a)....................................        26,469
     10,000       Merrill Lynch & Co., Inc., 6.000% due 11/15/04...        10,225
    200,000       TPSA Finance BV, 7.750% due 12/10/08.............       198,000
     50,000       U.S. Bank, 5.700% due 12/15/08...................        49,625
                                                                      -----------
                                                                          365,569
                                                                      -----------

 Housing Related -- 2.0%
    250,000       Forest City Enterprises, Sr. Notes, 8.500% due
                   3/15/08 (a).....................................       247,813
                                                                      -----------

 Manufacturing -- 6.0%
    125,000       Axiohm Transaction Solution Inc., 9.750% due
                   10/1/07 (a).....................................       116,563
    150,000       BE Aerospace Inc., Series B, Sr. Sub. Notes,
                   9.875% due 2/1/06 (a)...........................       156,188
    125,000       Breed Technologies Inc., Sr. Sub. Notes, 9.250%
                   due 4/15/08 (a).................................       110,313
    125,000       High Voltage Engineering Corp., Sr. Notes,
                   10.500% due 8/15/04 (a).........................       118,437
    125,000       Navistar International Corp., Sr. Sub. Notes,
                   8.000% due 2/1/08 (a)...........................       127,500
    125,000       Polymer Group, Inc., Series B, Sr. Sub. Notes,
                   9.000% due 7/1/07...............................       123,750
                                                                      -----------
                                                                          752,751
                                                                      -----------

 Media & Telecommunications -- 7.2%
    100,000       Adelphia Communications, Sr. Notes, 9.500% due
                   2/15/04 (a)(e)..................................       106,250
     75,000       Centennial Cellular, Sr. Sub. Notes, 10.750% due
                   12/15/08 (a)....................................        75,563
    125,000       Century Communications, Sr. Notes, 8.875% due
                   1/15/07 (a).....................................       138,438
    125,000       CSC Holdings Inc., Sr. Debentures, 7.625% due
                   7/15/18 (a).....................................       125,781
    125,000       Falcon Holding Group L.P., Series B, Sr.
                   Debentures, 8.375% due 4/15/10..................       128,750
    125,000       Granite Broadcasting Corp., Sr. Sub. Notes,
                   8.875% due 5/15/08..............................       118,125
    125,000       Hollinger International Publishing Inc., Sr. Sub.
                   Notes, 9.250% due 3/15/07 (a)...................       132,500
    100,000       Telewest Communication PLC, Debentures, zero
                   coupon until 10/1/00, 11.000% thereafter due
                   10/1/07.........................................        83,500
                                                                      -----------
                                                                          908,907
                                                                      -----------

 Services & Other -- 3.0%
    125,000       Allied Waste North America, Sr. Notes, 7.875% due
                   1/1/09 (a)......................................       127,031
     25,000       Comdisco, Inc., Mandatory Par Put Remarketed
                   Securities/SM/, 6.130% due 8/1/01 (a)...........        25,500
    125,000       La Petite Academy, Inc., Series B, Sr. Notes,
                   10.000% due 5/15/08.............................       123,750
    125,000       Sitel Corp., Sr. Sub. Notes, 9.250% due 3/15/06
                   (a).............................................       100,000
                                                                      -----------
                                                                          376,281
                                                                      -----------

 Transportation -- 0.8%
    100,000       Atlantic Express Transportation Corp., Sr.
                   Secured Notes, 10.750% due 2/1/04 (a)...........       101,750
                                                                      -----------
 Utilities -- 0.1%
     15,000       GTE Corp., Debentures, 6.940% due 4/15/28........        15,844
                                                                      -----------
                  TOTAL CORPORATE BONDS
                  (Cost -- $3,949,229).............................     3,873,452
                                                                      -----------
 SOVEREIGN BONDS (f) -- 20.8%
 Argentina -- 2.6%
    376,000       Republic of Argentina, FRB, 6.1875% due 3/31/05
                   (g).............................................       321,480
                                                                      -----------

 Australia -- 0.1%
     10,000 AUD   New South Wales Treasury Corp., 7.375% due
                   2/21/07.........................................         6,837
                                                                      -----------



                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 Brazil -- 0.6%
 $   60,000        Federal Republic of Brazil, Global Bond,
                    9.375% due 4/7/08 (a)........................   $    41,475
     50,000        Federal Republic of Brazil, Global Bond,
                    10.125% due 5/15/27 (a)......................        33,750
                                                                    -----------
                                                                         75,225
                                                                    -----------

 Bulgaria -- 1.4%
    250,000        Republic of Bulgaria, Discount Bond, Series A,
                    6.6875% due 7/28/24(g).......................       175,625
                                                                    -----------

 Denmark -- 0.5%
    370,000  DKK   Kingdom of Denmark, 8.000% due 5/15/03........        67,442
                                                                    -----------

 Ecuador -- 2.8%
    800,000        Republic of Ecuador, Par Bond, 3.500% due
                    2/28/25(g)...................................       348,000
                                                                    -----------

 Finland -- 1.8%
  1,000,000  FIM   Finnish Government, 6.000% due 4/25/08........       227,563
                                                                    -----------

 Germany -- 3.0%
    370,000  DEM   Deutschland Republic, 6.875% due 2/24/99......       223,296
    100,000  DEM   Deutschland Republic, 4.125% due 7/4/08.......        61,272
    150,000  DEM   Deutschland Republic, 4.750% due 7/4/08.......        96,269
                                                                    -----------
                                                                        380,837
                                                                    -----------

 Greece -- 1.2%
  5,200,000  GRD   Hellenic Republic, 11.000% due 2/25/00........        18,737
 25,800,000  GRD   Hellenic Republic, 8.900% due 4/1/03..........        96,776
  2,000,000  GRD   Hellenic Republic, 8.700% due 4/8/05..........         7,716
  8,000,000  GRD   Hellenic Republic, 8.600% due 3/26/08.........        31,808
                                                                    -----------
                                                                        155,037
                                                                    -----------

 Mexico -- 2.5%
    300,000        United Mexican States, Global Bond, 11.375%
                    due 9/15/16..................................       315,750
                                                                    -----------

 Poland -- 0.2%
     90,000  PLN   Nordic Investment Bank, 17.750% due 4/15/02...        29,340
                                                                    -----------

 Slovenia -- 0.3%
     30,000  XEU   Republic of Slovenia, 5.375% due 5/27/05......        36,483
                                                                    -----------

 Supra National -- 0.4%
 90,000,000  ITL   European Investment Bank, 7.450% due 2/4/99...        54,887
                                                                    -----------

 Sweden -- 0.5%
    200,000  SEK   Kingdom of Sweden, 11.000% due 1/21/99........        24,753
    300,000  SEK   Kingdom of Sweden, 6.500% due 5/5/08..........        43,383
                                                                    -----------
                                                                         68,136
                                                                    -----------

 United Kingdom -- 0.7%
     60,000        British Telecommunications PLC, 7.000% due
                    5/23/07......................................        65,963
     50,000  PLN   Sudwest LB Capital Markets, 17.500% due
                    5/5/03.......................................        16,878
                                                                    -----------
                                                                         82,841
                                                                    -----------

 Venezuela -- 2.2%
     428,570       Republic of Venezuela, DCB, Series DL, 5.9375%
                    due 12/18/07(g)..............................       273,749
                                                                    -----------
                   TOTAL SOVEREIGN BONDS
                   (Cost -- $2,486,750)..........................     2,619,232
                                                                    -----------


                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 LOAN PARTICIPATIONS -- 3.2%

 Morocco -- 3.2%
 $  500,000       Kingdom of Morocco, Tranche A, 6.0625% due
                   1/1/09 (J.P. Morgan) (g)(h)
                  (Cost -- $402,500).............................   $   400,000
                                                                    -----------
                  SUB-TOTAL INVESTMENTS
                  (Cost -- $10,939,081)..........................    11,035,461
                                                                    -----------

 REPURCHASE AGREEMENTS -- 12.2%
    490,000       J.P. Morgan Securities Inc., 4.680% due 1/4/99;
                   Proceeds at maturity -- $490,255;
                   (Fully collateralized by U.S. Treasury Notes,
                   6.750% due 8/15/26; Market value --
                    $500,906)....................................       490,000
  1,042,000       Warburg Dillon Read, 4.750% due 1/4/99;
                   Proceeds at maturity -- $1,042,550;
                   (Fully collateralized by U.S. Treasury Notes,
                   8.125% due 5/15/21; Market value --
                    $1,064,048)..................................     1,042,000
                                                                    -----------

                  TOTAL REPURCHASE AGREEMENTS
                  (Cost -- $1,532,000)...........................     1,532,000
                                                                    -----------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $12,471,081*).........................   $12,567,461
                                                                    ===========

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Mortgage dollar roll (See Note 10).
(c) Security is issued on a to-be-announced ("TBA") basis (See Note 9).
(d) Interest only security.
(e) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(f) Principal denominated in U.S. dollars unless otherwise indicated.
(g) Rate shown reflects current rate on instrument with variable rates or step coupon rates.
(h) Participation interests were acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:
AUD -- Australian Dollar.
DCB -- Debt Conversion Bonds.
DEM -- German Mark.
DKK -- Danish Krone.
FIM -- Finnish Markka.
FRB -- Floating Rate Bonds.
GRD -- Greek Drachma.
ITL -- Italian Lira.
PLN -- Poland Zloty.
SEK -- Swedish Krona.
XEU -- European Currency Unit.

                       See notes to financial statements.

Statements of Assets and Liabilities
December 31, 1998

ASSETS:
 Investments, at value (Cost -- $10,939,081)...................... $11,035,461
 Repurchase agreements, at value (Cost -- $1,532,000).............   1,532,000
 Receivable for Fund shares sold..................................      49,457
 Deferred organization costs......................................      25,809
 Receivable from investment manager...............................       2,558
 Interest receivable..............................................     230,766
                                                                   -----------
 Total Assets.....................................................  12,876,051
                                                                   -----------
LIABILITIES:
 Payable for securities purchased.................................   2,399,033
 Payable to bank..................................................       6,089
 Payable for open forward foreign currency contracts..............       4,735
 Payable for Fund shares purchased................................       1,658
 Accrued expenses.................................................      26,681
                                                                   -----------
 Total Liabilities................................................   2,438,196
                                                                   -----------
 Total Net Assets................................................. $10,437,855
                                                                   ===========
NET ASSETS:
 Par value of capital shares...................................... $     1,031
 Capital paid in excess of par value..............................  10,454,089
 Overdistributed net investment income............................     (99,447)
 Accumulated net realized loss from
  investments and foreign currencies..............................     (11,906)
 Net unrealized appreciation of investments and foreign
  currencies......................................................      94,088
                                                                   -----------
 Total Net Assets................................................. $10,437,855
                                                                   ===========
Shares Outstanding................................................   1,030,824
                                                                   -----------
Net Asset Value, per share........................................      $10.13
                                                                   -----------

                       See notes to financial statements.

Statements of Operations
For the Period Ended December 31, 1998(a)

INVESTMENT INCOME:
 Interest............................................................  $436,531
                                                                       --------
EXPENSES:
 Management fees (Note 2)............................................    45,286
 Audit and legal.....................................................    25,000
 Shareholder communications..........................................    12,000
 Shareholder and system servicing fees...............................     7,965
 Amortization of organization expenses...............................     5,441
 Directors' fees.....................................................     4,515
 Administration fees (Note 2)........................................     3,019
 Custody fees........................................................     3,000
 Other...............................................................     2,000
                                                                       --------
 Total Expenses......................................................   108,226
 Less: Management fee waiver and expense reimbursement (Note 2)......   (47,844)
                                                                       --------
 Net Expenses........................................................    60,382
                                                                       --------
Net Investment Income................................................   376,149
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 10):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities).............     8,573
 Foreign currency transactions.......................................   (31,525)
                                                                       --------
 Net Realized Loss...................................................   (22,952)
                                                                       --------
 Change in Net Unrealized Appreciation of Investments and Foreign
  Currencies:
 Beginning of period.................................................        --
 End of period.......................................................    94,088
                                                                       --------
Increase in Net Unrealized Appreciation..............................    94,088
                                                                       --------
Net Gain on Investments and Foreign Currencies.......................    71,136
                                                                       --------
Increase in Net Assets from Operations...............................  $447,285
                                                                       ========

(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Statements of Changes in Net Assets
For the Period Ended December 31, 1998(a)

OPERATIONS:
 Net investment income............................................. $   376,149
 Net realized loss.................................................     (22,952)
 Increase in net unrealized appreciation...........................      94,088
                                                                    -----------
 Increase in Net Assets From Operations............................     447,285
                                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............................................    (457,427)
 Net realized gains................................................      (7,123)
 Capital...........................................................     (12,709)
                                                                    -----------
 Decrease in Net Assets From Distributions to Shareholders.........    (477,259)
                                                                    -----------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares..................................  11,352,077
 Net asset value of shares issued for reinvestment of dividends....     477,259
 Cost of shares reacquired.........................................  (1,361,517)
                                                                    -----------
 Increase in Net Assets From Fund Share Transactions...............  10,467,819
                                                                    -----------
Increase in Net Assets.............................................  10,437,845
NET ASSETS:
 Beginning of period...............................................          10
                                                                    -----------
 End of period*.................................................... $10,437,855
                                                                    ===========
* Includes overdistributed net investment income of: ..............    $(99,447)
                                                                    ===========

(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Statement of Cash Flows
For the Period Ended December 31, 1998(a)

NET DECREASE IN CASH:
CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(29,269,543)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................   20,728,336
 Net purchases of short-term portfolio investments...............   (1,532,000)
                                                                  ------------
                                                                   (10,073,207)
 Net investment income...........................................      376,149
 Amortization of net premium/discount on investments.............      (17,970)
 Amortization of organization expenses...........................        5,441
 Net change in receivables/payables related to operations........     (239,273)
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................   (9,948,860)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Net proceeds from sale of shares................................   11,302,620
 Cost of shares reacquired.......................................   (1,359,859)
 Proceeds from shares issued in reinvestment of dividends........      477,259
 Dividends and distributions paid................................     (477,259)
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................    9,942,761
                                                                  ------------
Net Decrease in Cash.............................................       (6,099)
Cash, Beginning of Period........................................           10
                                                                  ------------
Payable to Bank, End of Period................................... $     (6,089)
                                                                  ============

(a) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements.

Notes to Financial Statements
1. Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the period ended December 31, 1998, SBAM waived all of the management fees payable by the Fund and reimbursed expenses of $2,558.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and MMC.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. For the period ended December 31, 1998, SSB did not receive any brokerage commissions from the Fund.

3. Investments

During the period ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases:
  U.S. government agencies & obligations........................... $ 4,506,377
  Other investment securities......................................   9,087,738
-------------------------------------------------------------------------------
                                                                    $13,594,115
-------------------------------------------------------------------------------

Sales:

  U.S. government agencies & obligations........................... $ 3,308,912
  Other investment securities......................................   1,703,922
--------------------------------------------------------------------------------
                                                                    $ 5,012,834
--------------------------------------------------------------------------------

At December 31, 1998, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

--------------------------------------------------------------------------------
Gross unrealized appreciation...................................... $   284,650
Gross unrealized depreciation......................................    (188,270)
--------------------------------------------------------------------------------
Net unrealized appreciation........................................ $    96,380
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At December 31, 1998, the Fund did not have any open reverse repurchase agree-ments.

Notes to Financial Statements
(continued)

6. Forward Foreign Currency Contracts

At December 31, 1998, the Fund had open forward currency contracts as described below. The Fund bears the market risk that arises from changes in foreign cur-rency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                   Local       Market    Settlement Unrealized
Foreign Currency Forwards        Currency       Value       Date       Loss
------------------------------------------------------------------------------
To Sell:
European Currency Unit........      10,584      12,459    2/16/99    $   (50)
Finnish Markka................   1,133,727     224,440    2/16/99     (1,045)
German Mark...................     157,174      94,589    2/16/99     (1,145)
German Mark...................      54,990      33,094    2/16/99       (708)
German Mark...................     102,541      61,711    2/16/99     (1,463)
Italian Lira..................  89,118,668      54,143     2/4/99       (263)
------------------------------------------------------------------------------
                                                                      (4,674)
------------------------------------------------------------------------------
Cross Currency Forwards**
                                     Market Value
To Sell:                       -------------------------
                               Swedish Krona German Mark
                               ------------- -----------
Swedish Krona vs. German
 Mark.........................     $36,170     $36,109    2/16/99        (61)
------------------------------------------------------------------------------
Net Unrealized Loss on Open
 Foreign & Cross Currency
 Forward Contracts............                                       $(4,735)
------------------------------------------------------------------------------

** Local currency on Cross Currency Forwards

                                   Sell          Buy
                                ----------     -------
Sell Swedish Krona vs. German
 Mark.........................     292,584      60,000

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

Notes to Financial Statements
(continued)

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended December 31, 1998, the Fund did not write any call or put options.

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund held two TBA securities with a total cost of $2,368,180.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the period ended December 31, 1998 was approximately $1,828,000.

11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund did not have any securities on loan.

Notes to Financial Statements
(continued)

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 1998, the Fund held loan participations with a total cost of $402,500.

13. Capital Stock

At December 31, 1998, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                               Period Ended
                                                           December 31, 1998(a)
--------------------------------------------------------------------------------
Shares sold...............................................            1,113,904
Shares issued on reinvestment.............................               47,113
Shares redeemed...........................................             (130,194)
--------------------------------------------------------------------------------
Net Increase..............................................            1,030,823
--------------------------------------------------------------------------------

(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the period ended December 31:

                                                                       1998 (1)
                                                                       --------
Net Asset Value, Beginning of Period.................................. $ 10.00
                                                                       -------
Income From Operations:
 Net investment income (2)............................................    0.38
 Net realized and unrealized gain.....................................    0.24
                                                                       -------
 Total Income From Operations.........................................    0.62
                                                                       -------
Less Distributions From:
 Net investment income................................................   (0.47)
 Net realized gains...................................................   (0.01)
 Capital..............................................................   (0.01)
                                                                       -------
 Total Distributions..................................................   (0.49)
                                                                       -------
Net Asset Value, End of Period........................................ $ 10.13
                                                                       =======
Total Return++........................................................    6.18%
Net Assets, End of Period (000s)...................................... $10,438
Ratios to Average Net Assets (2)+:
 Expenses.............................................................    1.00%
 Net investment income................................................    6.23%
Portfolio Turnover Rate...............................................      84%

(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all of its management fees for the period ended December 31, 1998 and reimbursed expenses of $2,558. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.04 and 1.79% respec-tively.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Strategic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund ("Fund") at December 31, 1998, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 12, 1999

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

  . A total of 6.21% of the ordinary dividends paid by the Fund from net in-vestment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Variable Series Funds Inc

Investment Manager
   Salomon Brothers Asset Management Inc
   7 World Trade Center
   New York, New York 10048

Custodian
   PNC Bank, N.A.
   17th and Chestnut Streets
   Philadelphia, Pennsylvania 19103

Legal Counsel
   Simpson Thacher & Bartlett
   425 Lexington Avenue
   New York, New York 10017

Independent Accountants
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, New York 10036

Directors
Charles F. Barber
   Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
   President, Colman Consulting Co., Inc.
Daniel P. Cronin
   Vice President-General Counsel,
   Pfizer International Inc.
Heath B. McLendon
   Chairman and President;
   Managing Director, Salomon Smith Barney Inc.
   President and Director, Mutual Management Corp.
   and Travelers Investment Advisers, Inc.;
   Chairman, Smith Barney Strategy Advisors Inc.

Officers
Heath B. McLendon
   Chairman and President
Lewis E. Daidone
   Executive Vice President and Treasurer
Giampaolo G. Guarnieri
   Executive Vice President
Ross S. Margolies
   Executive Vice President
Beth A. Semmel
   Executive Vice President
Peter J. Wilby
   Executive Vice President
George J. Williamson
   Executive Vice President
John B. Cunningham
   Vice President
Pamela P. Milunovich
   Vice President
Anthony Pace
   Assistant Controller
Christina T. Sydor
   Secretary

                          _____________________
                               Salomon Brothers
                               _____________________
                                    Asset Management

              Seven World Trade Center . New York, New York 10048

SALOMON BROTHERS
Variable Series Funds Inc



[GRAPHIC]



Annual
Report
1998

DECEMBER 31, 1998

 . TOTAL RETURN FUND

[GRAPHIC]

THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Our Message to You


DEAR SHAREHOLDER:
We are pleased to provide you with the annual report for the Salomon Brothers Variable Total Return Fund ("Fund") for the period ended December 31, 1998.

MARKET OVERVIEW
Financial market participants will not soon forget the tumultuous year just past. 1998 will be remembered as the year when the effects of the Asian economic crisis reverberated to the U.S. The impact was significant enough to derail the equity market's momentum, although stocks managed to regain all of their lost ground by year-end.

The equity market finished its fourth consecutive year of lofty returns with the Standard & Poor's 500 Stock Index ("S&P 500") returning 21.77% for the period of February 17, 1998 through December 31, 1998. Investors experienced significant volatility during the year as the S&P 500 increased more than 20% through early July. Worldwide political and economic turmoil resulted in a loss of confidence by U.S. equity investors late in the summer causing the market to wipe out most of the year's gains. The collapse of the financial structure in Russia, although not totally unexpected, coupled with the ongoing crisis in Asia, caused a number of financial institutions to take write-offs, and led to a "flight to quality" that exposed a number of over leveraged hedge funds' financial difficulties.

For bonds, 1998 was a mixture of good and bad news. The good news was that interest rates fell approximately 1% across the yield curve. Though low inflation did contribute to lower bond yields, exogenous factors such as equity market fears, default fears and expectations of spreading global economic weakness gave investors sufficient reasons to seek only the safety and liquidity of the Treasury sector. The bad news came for any bond that wasn't a Treasury, as yield spreads across all sectors of the domestic bond universe widened toward unexplainable and unsustainable levels. High yield bonds and emerging market debt suffered through their worst performances in years. This was largely due to the global spread rout.

By early Fall, however, the Federal Reserve came to the market's rescue by cutting the federal funds rate and discount rate. Three consecutive reductions increased investor confidence and provided liquidity to fuel the market's strong fourth quarter performance. As the stock and credit markets rallied after the Federal Reserve rate cut, the need for the safety of Treasuries was reduced. We anticipate security markets will be more subdued in 1999.

In 1999, we expect equity market performance to return to more historical levels of 10% to 12%. Investor optimism and recent economic data suggest that the U.S. economy is sailing into the new year. As booming sectors moderate and external growth continues to fade, the current economic expansion will slow perceptibly. Outside the U.S., where the main threat to domestic stability first emerged, conditions have deteriorated since the Federal Reserve's last rate cut. This backdrop leaves the Federal Reserve in a watchful state, despite the complacency of today's marketplace and strong fourth-quarter GDP growth. Near-term job and economic growth probably will remain fairly buoyant, given the boost from lower commodity prices, warm weather and the fresh rise in the equity market. However, with inflation pressures subsiding, the Federal Reserve should have ample leeway to renew its rescue efforts in 1999 if necessary.

THE TOTAL RETURN FUND
The Fund seeks to obtain above-average income, compared to a portfolio entirely invested in equity securities. As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed income and short-term obligations.

The Fund commenced operations on February 17, 1998. From inception through December 31, 1998, the Fund posted a total return of 5.83% versus 7.41% for the benchmark Salomon Smith Barney Broad Investment Grade Bond Index and 21.77% for the benchmark Standard & Poors 500. Often when a fund begins operation, the flow of money can be erratic throughout the first year, and may dampen returns. This is due to the fact that new money may arrive when the market is high, but may slow significantly when the markets decline as occurred in August and September 1998. Therefore, the Fund underperformed for the year, relative to the benchmark partly due to the fact that the Fund is rather new. Additionally, value stocks were out of favor for the year. We expect value stocks to improve in the coming year, and that the portfolio is in a good position to withstand further market declines.

We positioned the Fund conservatively for the year, to give investors the upside potential through the Fund's exposure to equities while limiting downside risk by defensively increasing our bond allocation. During the fourth quarter 1998, equity investments were initiated in consumer product companies including Johnson & Johnson, Bristol-Myers Squibb, Pharmacia & Upjohn and Anheuser Busch. BankAmerica and Bankers Trust were added to the financial sector and IBM was purchased in the technology service sector.

The Salomon Brothers Variable Total Return Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. We remain confident that our value strategy will continue to reward shareholders over time.

We appreciate your investment with the Salomon Brothers Variable Series Funds Inc, and we look forward to serving you in the future.


Cordially,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President
February 17, 1999

The following graph depicts the performance of the Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index, the Standard & Poor's 500 Stock Index and the 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE -- TOTAL RETURN FUND (Unaudited) Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index

                             [CHART APPEARS HERE]

                                                                                  50% Salomon
                                                                                Brothers Broad
                                                                                  Investment
                                                                               -Grade Bond Index
                                                        SB Broad Investment     and 50 % S&P 500
              Total Return Fund    S&P 500 Index         Grade Bond Index            Index
              -----------------    -------------         ----------------            -----
2/17/98             10000              10000                   10000                 10000
2/98                10030              10266                    9974                 10120
3/98                10350              10792                   10013                 10402
4/98                10410              10902                   10065                 10483
5/98                10310              10714                   10161                 10437
6/98                10261              11149                   10245                 10697
7/98                10151              11031                   10266                 10649
8/98                 9691               9437                   10424                  9930
9/98                10011              10042                   10669                 10356
10/98               10241              10857                   10621                 10739
11/98               10481              11515                   10680                 11097
12/31/98            10583              12177                   10741                 11459

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Schedule of Investments
December 31, 1998

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 36.3%
 Basic Industries -- 1.5%
    1,400 Geon Co. ................................................   $   32,200
      300 Vulcan Materials Co. ....................................       39,469
      400 Weyerhaeuser Co. ........................................       20,325
                                                                      ----------
                                                                          91,994
                                                                      ----------
 Capital Goods -- 1.7%
    1,000 AlliedSignal Inc. .......................................       44,313
      700 Cooper Industries Inc. ..................................       33,381
      700 Stone & Webster Inc. ....................................       23,275
                                                                      ----------
                                                                         100,969
                                                                      ----------
 Consumer Cyclicals -- 5.4%
    1,200 Avon Products Inc. ......................................       53,100
      374 Daimlerchrysler A.G. ....................................       35,927
      600 Eastman Kodak Co. .......................................       43,200
    1,100 J.C. Penney Co. .........................................       51,562
      900 Kimberly-Clark Corp. ....................................       49,050
      600 May Department Stores Co. ...............................       36,225
    1,300 Sears, Roebuck & Co. ....................................       55,250
                                                                      ----------
                                                                         324,314
                                                                      ----------
 Consumer Non-Cyclicals -- 5.2%
      900 Anheuser-Busch Co., Inc. ................................       59,063
    3,500 Food Lion Inc., Class B Shares...........................       35,219
    1,300 Hormel Foods Corp. ......................................       42,575
    2,000 News Corp Ltd, ADR.......................................       49,375
    1,100 Pepsico, Inc. ...........................................       45,031
    1,000 Philip Morris Cos. Inc. .................................       53,500
      900 Ralston-Purina Group.....................................       29,138
                                                                      ----------
                                                                         313,901
                                                                      ----------
 Energy -- 3.5%
      800 Amerada Hess Corp. ......................................       39,800
      600 Amoco Corp. .............................................       36,225
      700 Exxon Corp. .............................................       51,187
      400 Schlumberger Ltd. .......................................       18,450
    1,200 Suncor Energy, Inc. .....................................       35,850
    2,400 USEC Inc ................................................       33,300
                                                                      ----------
                                                                         214,812
                                                                      ----------
 Financial Services -- 6.7%
      700 Allstate Corp. ..........................................       27,037
    1,178 BankAmerica Corp. .......................................       70,827
      700 Bankers Trust New York Corp. ............................       59,806
      800 Chase Manhattan Corp. ...................................       54,450
      700 CIGNA Corp. .............................................       54,119
    1,200 Fleet Financial Group Inc. ..............................       53,625
      850 Marsh & McLennan Cos., Inc. .............................       49,672
    1,000 Mercantile Bankshares Corp. .............................       38,500
                                                                      ----------
                                                                         408,036
                                                                      ----------

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

  Shares                          Security                            Value

------------------------------------------------------------------------------
 Health Care -- 5.0%
    1,300 American Home Products Corp. ...........................  $   73,206
    1,100 Bausch & Lomb Inc. .....................................      66,000
      400 Bristol-Myers Squibb Co. ...............................      53,525
      800 Johnson & Johnson.......................................      67,100
      800 Pharmacia & Upjohn, Inc. ...............................      45,300
                                                                    ----------
                                                                       305,131
                                                                    ----------
 Real Estate Investment Trust -- 1.8%
      900 Arden Realty, Inc. .....................................      20,869
    1,100 Crescent Real Estate Equities Co. ......................      25,300
      800 Glenborough Realty Trust Inc. ..........................      16,300
      750 JDN Realty Corp. .......................................      16,172
    1,440 New Plan Excel Realty Trust.............................      31,950
                                                                    ----------
                                                                       110,591
                                                                    ----------
 Technology -- 0.9%
      300 International Business Machines Corp. ..................      55,425
                                                                    ----------
 Telecommunication & Utilities -- 3.5%
    1,000 BCE Inc. ...............................................      37,938
    1,000 Bell Atlantic Corp. ....................................      56,813
    1,000 Edison International....................................      27,875
    1,100 SBC Communications Inc. ................................      58,988
    1,000 The Williams Cos., Inc. ................................      31,187
                                                                    ----------
                                                                       212,801
                                                                    ----------
 Transportation -- 1.1%
      800 Canadian National Railway Co. ..........................      41,500
      600 Union Pacific Corp. ....................................      27,037
                                                                    ----------
                                                                        68,537
                                                                    ----------
          TOTAL COMMON STOCK
          (Cost -- $2,089,933)....................................   2,206,511
                                                                    ----------
 CONVERTIBLE PREFERRED STOCK -- 0.7%
 Basic Industries -- 0.2%
      300 International Papers, 5.250%............................      14,625
                                                                    ----------
 Consumer Cyclical -- 0.2%
      400 BTI Capital Trust, 6.500%...............................       9,600
                                                                    ----------
 Financial Services -- 0.3%
          Morgan Stanley Dean Witter & Co., Medium Term Notes,
      500 Series C, Reset PERQS, 6.000% due 5/15/00(a)............      20,625
                                                                    ----------
          TOTAL CONVERTIBLE PREFERRED STOCK
          (Cost -- $49,407).......................................      44,850
                                                                    ----------

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

   Face
  Amount                        Security                           Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 41.7%
 $200,000 U.S. Treasury Notes, 4.500% due 9/30/00.............   $  199,722
   15,000 U.S. Treasury Notes, 6.375% due 3/31/01 (b).........       15,558
  250,000 U.S. Treasury Notes, 5.250% due 8/15/03.............      256,462
   50,000 U.S. Treasury Notes, 5.375% due 6/30/03 (b).........       51,474
  100,000 U.S. Treasury Notes, 6.125% due 8/15/07 (b).........      109,474
  315,000 U.S. Treasury Notes, 4.750% due 11/15/08 (b)........      317,451
  525,000 U.S. Treasury Bond, 5.625% due 5/15/08 (b)..........      560,585
   95,000 U.S. Treasury Bond, 6.125% due 11/15/27 (b).........      106,208
          Federal National Mortgage Association, 6.500% due
  447,986 7/1/28..............................................      451,202
          Federal National Mortgage Association, 7.000%, 30
  250,000 years (c)(d)........................................      255,077
          Federal National Mortgage Association, 8.000%, 30
  200,000 years (c)(d)........................................      207,062
                                                                 ----------

          TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
          (Cost -- $2,520,077)................................    2,530,275
                                                                 ----------

 ASSET-BACKED SECURITIES -- 0.7%
          Banc One Auto Grantor Trust, Series 1997-B, Class A,
   19,908 6.290% due 7/20/04..................................       20,075
          Contimortgage Home Equity Loan Trust, Series 1998-2,
   20,000 Class A3, 6.130% due 3/15/13........................       20,116
                                                                 ----------

          TOTAL ASSET-BACKED SECURITIES
          (Cost -- $40,010)...................................       40,191
                                                                 ----------

 CONVERTIBLE CORPORATE BONDS -- 7.4%
 Capital Goods -- 0.7%
   50,000 Mark IV Industries, Sub. Notes, 4.750% due 11/1/04..       40,312
                                                                 ----------

 Consumer Non-Cyclicals -- 0.8%
          Credit Suisse First Boston Corp., 1.000% due 4/7/05
   50,000 (e).................................................       46,875
                                                                 ----------

 Energy -- 0.5%
          Halter Marine Group Inc., Sub. Notes, 4.500% due
   50,000 9/15/04.............................................       28,250
                                                                 ----------

 Financial Services -- 0.8%
   50,000 Bell Atlantic Financial Service, 5.750% due 4/1/03..       51,875
                                                                 ----------
 Media & Telecommunications -- 0.9%
          Northern Telecom., Sub. Debentures, 5.250% due
   25,000 5/15/03.............................................       25,500
   25,000 NTL Inc., Sub. Notes, 7.000% due 12/15/08...........       27,562
                                                                 ----------
                                                                     53,062
                                                                 ----------

 Medical -- 0.4%
   25,000 Centocor Inc., Sub. Debentures, 4.750% due 2/15/05..       26,656
                                                                 ----------

 Technology -- 3.3%
   50,000 Adaptec Inc., Sub. Notes, 4.750% due 2/1/04.........       38,938
   50,000 DSC Communications Corp., 7.000% due 8/1/04.........       52,688
          Intergrated Process Equipment, Sub. Notes, 6.250%
   50,000 due 9/15/04 (b).....................................       36,313
          Micron Technology Inc., Sub. Notes, 7.000% due
   25,000 7/1/04..............................................       27,094
   50,000 Quantum Corp., 7.000% due 8/1/04....................       48,375
                                                                 ----------
                                                                    203,408
                                                                 ----------
          TOTAL CONVERTIBLE CORPORATE BONDS
          (Cost -- $447,826)..................................      450,438
                                                                 ----------

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 4.4%
 Basic Industries -- 0.8%
 $ 50,000 Raytheon Co., 6.150% due 11/1/08........................   $   50,750
                                                                     ----------

 Consumer Cyclicals -- 0.3%
   15,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07 (b)..       16,181
                                                                     ----------

 Energy -- 0.3%
   15,000 Norsk Hydro ASA, 6.700% due 1/15/18 (b).................       14,944
                                                                     ----------

 Media -- 0.5%
          A.H. Belo Corp., Sr. Debentures, 7.250% due 9/15/27
   15,000 (b).....................................................       15,506
   15,000 GTE Corp., Debentures, 6.940% due 4/15/28 (b)...........       15,844
                                                                     ----------

                                                                         31,350
                                                                     ----------

 Financial Services -- 0.8%
   50,000 US Bank NA., 5.700% due 12/15/08........................       49,625
                                                                     ----------

 Services & Other -- 1.7%
          Comdisco, Inc., Mandatory Par Put Remarketed Securities,
   50,000 6.130% due 8/1/01 (b)...................................       51,000
   50,000 First Data Corp., 6.375% due 12/15/07 (b)...............       52,937
                                                                     ----------

                                                                        103,937
                                                                     ----------

          TOTAL CORPORATE BONDS
          (Cost -- $262,966)......................................      266,787
                                                                     ----------

 REPURCHASE AGREEMENTS -- 8.8%
  268,000 J.P. Morgan Securities Inc., 4.680% due 1/4/99; Proceeds
          at maturity -- $268,139;
          (Fully collateralized by U.S. Treasury Notes, 8.875% due
          2/15/19; Market value -- $274,759)......................      268,000
  267,000 State Street Bank, 4.850% due 1/4/99; Proceeds at
          maturity -- $267,144;
          (Fully collateralized by U.S. Treasury Notes, 8.125% due
          8/15/19; Market value -- $272,500)......................      267,000
                                                                     ----------

          TOTAL REPURCHASE AGREEMENTS
          (Cost -- $535,000)......................................      535,000
                                                                     ----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $5,945,219*)...................................   $6,074,052
                                                                     ==========


------
(a) Reset Performance Equity-linked Redemption Quarterly-pay Securities ("Reset PERQS"), which entitles the holder to convert the preferred stock to shares of common stock of Applied Materials, Inc. on May 15, 2000 at a specified exchange ratio.
(b) All or part of the security is segregated as collateral for mortgage dollar rolls.
(c) Mortgage Dollar Roll.
(d) Security is issued on a to-be-announced ("TBA") basis.
(e) Convertible into shares of RJR Nabisco Holding Corp. common stock at a specified exchange ratio.
 * Aggregate cost for Federal income tax purposes is substantially the same. Abbreviations used in this statement:
ADR -- American Depository Receipt.

                       See notes to financial statements.

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
 Investments, at value (Cost -- $5,945,219)......................... $6,074,052
 Cash...............................................................        462
 Receivable for Fund shares sold....................................      3,527
 Dividends and interest receivable..................................     38,436
 Receivable from investment manager.................................     26,591
 Deferred organization costs........................................     25,809
 Other assets.......................................................    294,000
                                                                     ----------
 Total Assets.......................................................  6,462,877
                                                                     ----------
LIABILITIES:
 Payable for securities purchased...................................    462,554
 Dividends payable..................................................      1,829
 Payable for Fund shares purchased..................................        255
 Accrued expenses...................................................     27,267
                                                                     ----------
 Total Liabilities..................................................    491,905
                                                                     ----------
 Total Net Assets................................................... $5,970,972
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      574
 Capital paid in excess of par value................................  5,840,326
 Undistributed net investment income................................      1,097
 Accumulated net realized gain on security transactions.............        142
 Net unrealized appreciation of investments.........................    128,833
                                                                     ----------
 Total Net Assets................................................... $5,970,972
                                                                     ==========
Shares Outstanding..................................................    573,879
                                                                     ----------
Net Asset Value, per share..........................................     $10.40
                                                                     ----------

                       See notes to financial statements.

Statement of Operations
For the Period Ended December 31, 1998(a)

INVESTMENT INCOME:
 Interest..........................................................  $   78,255
 Dividends (net of foreign withholding tax of $599)................      32,015
                                                                     ----------
 Total Investment Income...........................................     110,270
                                                                     ----------
EXPENSES:
 Audit and legal...................................................      25,000
 Management fees (Note 2)..........................................      19,301
 Amortization of deferred organization expenses....................       5,441
 Shareholder and system servicing fees.............................       5,155
 Directors' fees...................................................       4,515
 Shareholder communications........................................       3,800
 Custody fees......................................................       2,600
 Administration fees (Note 2)......................................       1,207
 Other.............................................................       3,000
                                                                     ----------
 Total Expenses....................................................      70,019
 Less: Management fee waiver and expense reimbursement (Note 2)....     (45,892)
                                                                     ----------
 Net Expenses......................................................      24,127
                                                                     ----------
Net Investment Income..............................................      86,143
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Realized Gain From Security Transactions (excluding short-term securities):
 Proceeds from sales...............................................   1,444,660
 Cost of securities sold...........................................   1,426,385
                                                                     ----------
 Net Realized Gain.................................................      18,275
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments:
 Beginning of period...............................................          --
 End of period.....................................................     128,833
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................     128,833
                                                                     ----------
Net Gain on Investments............................................     147,108
                                                                     ----------
Increase in Net Assets From Operations.............................  $  233,251
                                                                     ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Statement of Changes in Net Assets
For the Period Ended December 31, 1998(a)

OPERATIONS:
 Net investment income.............................................. $   86,143
 Net realized gain..................................................     18,275
 Increase in net unrealized appreciation............................    128,833
                                                                     ----------
 Increase in Net Assets From Operations.............................    233,251
                                                                     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................................    (85,021)
 Net realized gains.................................................    (18,158)
                                                                     ----------
 Decrease in Net Assets From Distributions to Shareholders..........   (103,179)
                                                                     ----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares...................................  6,287,126
 Net asset value of shares issued for reinvestment of dividends.....    101,349
 Cost of shares reacquired..........................................   (647,545)
                                                                     ----------
 Increase in Net Assets From Fund Share Transactions................  5,740,930
                                                                     ----------
Increase in Net Assets..............................................  5,871,002
NET ASSETS:
 Beginning of period................................................     99,970
                                                                     ----------
 End of period*..................................................... $5,970,972
                                                                     ==========
* Includes undistributed net investment income of: .................     $1,097
                                                                     ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Statement of Cash Flows
For the Period Ended December 31, 1998(a)

NET DECREASE IN CASH:
Cash Flows Used By Operating Activities:
 Purchases of long-term portfolio investments..................... $(7,307,010)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns..............................................   2,377,441
 Net purchases of short-term portfolio investments................    (829,000)
                                                                   -----------
                                                                    (5,758,569)
 Net investment income............................................      86,143
 Amortization of net premium/discount on investments..............         178
 Amortization of organization expenses............................       5,441
 Net change in receivables/payables related to operations.........     (67,180)
                                                                   -----------
 Net Cash Flows Used By Operating Activities......................  (5,733,987)
                                                                   -----------
Cash Flows Provided By Financing Activities:
 Proceeds from sale of shares.....................................   6,283,599
 Cost of shares reacquired........................................    (647,290)
 Proceeds from shares issued in reinvestment of dividends.........     101,349
 Dividends and distributions paid.................................    (103,179)
                                                                   -----------
 Net Cash Flows Provided by Financing Activities..................   5,634,479
                                                                   -----------
Net Decrease in Cash..............................................     (99,508)
Cash, Beginning of Period.........................................      99,970
                                                                   -----------
Cash, End of Period............................................... $       462
                                                                   ===========

------
(a) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)

For the period ended December 31, 1998, SBAM waived all of its management fees and reimbursed expenses of $26,591.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has dele-gated its responsibilities as administrator to Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub- Administration Agreement between SBAM and MMC.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. For the period ended December 31, 1998, SSB received bro-kerage commissions of $500 from the Fund.

3. Investments

During the period ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations............................ $3,397,287
  Other investment securities.......................................  2,981,730
--------------------------------------------------------------------------------
                                                                     $6,379,017
--------------------------------------------------------------------------------
Sales:
  U.S. government agencies & obligations............................ $1,359,341
  Other investment securities.......................................     85,319
--------------------------------------------------------------------------------
                                                                     $1,444,660
--------------------------------------------------------------------------------

At December 31, 1998, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation....................................... $  261,522
Gross unrealized depreciation.......................................   (132,689)
--------------------------------------------------------------------------------
Net unrealized appreciation......................................... $  128,833
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

Notes to Financial Statements
(continued)

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At December 31, 1998, the Fund did not have any open reverse repurchase agree-ments.

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium origi-nally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to par-ticipate in any increase in the price of the underlying security beyond the ex-ercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended December 31, 1998, the Fund did not write any call or put options.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund held two TBA securities with a total cost of $464,298.

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the period ended December 31, 1998 was approximately $463,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 1998, the Fund did not have any investments in loan participa-tions.

Notes to Financial Statements
(continued)

12. Capital Stock

At December 31, 1998, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                                               Period Ended
                                                           December 31, 1998(a)
--------------------------------------------------------------------------------
Shares sold...............................................              617,277
Shares issued on reinvestment.............................                9,745
Shares redeemed...........................................              (63,140)
--------------------------------------------------------------------------------
Net Increase..............................................              563,882
--------------------------------------------------------------------------------

(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights
For a share of capital stock outstanding for the period ended December 31:

                                                                        1998(1)
                                                                        -------
Net Asset Value, Beginning of Period................................... $10.00
                                                                        ------
Income From Operations:
 Net investment income (2).............................................   0.15
 Net realized and unrealized gain .....................................   0.43
                                                                        ------
 Total Income From Operations..........................................   0.58
                                                                        ------
Less Distributions From:
 Net investment income.................................................  (0.15)
 Net realized gains....................................................  (0.03)
                                                                        ------
 Total Distributions...................................................  (0.18)
                                                                        ------
Net Asset Value, End of Period......................................... $10.40
                                                                        ======
Total Return++.........................................................   5.83%
Net Assets, End of Period (000s)....................................... $5,971
Ratios to Average Net Assets (2)+:
 Expenses..............................................................   1.00%
 Net investment income.................................................   3.57%
Portfolio Turnover Rate................................................     56%

(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all of its management fees for the period ended December 31, 1998 and reimbursed expenses of $26,591. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.08 and 2.90%, re-spectively.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Report of Independent Accountants
To the Board of Directors and Shareholders of Salomon Brothers Variable Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund ("Fund") at December 31, 1998, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audit. We conducted our audit of these financial statements in accordance with generally accepting auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the fi-nancial statements are free of material misstatement. An audit includes examin-ing, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securi-ties at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 12, 1999

Tax Information
(unaudited)
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

  .A corporate dividends received deduction of 28.59%.

A total of 21.64% of the ordinary dividends paid by the Fund from net invest-ment income are derived from Federal obligations and may be exempt from taxa-tion at the state level.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

INVESTMENT MANAGER
        Salomon Brothers Asset Management Inc
        7 World Trade Center
        New York, New York 10048

CUSTODIAN
        PNC Bank, N.A.
        17th and Chestnut Streets
        Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, New York 10017

INDEPENDENT ACCOUNTANTS
        PricewaterhouseCoopers LLP
        1177 Avenue of the Americas
        New York, New York 10036


DIRECTORS

CHARLES F. BARBER
        Consultant; formerly Chairman;
        ASARCO Incorporated
CAROL L. COLMAN
        President, Colman Consulting Co., Inc.
DANIEL P. CRONIN
        Vice President-General Counsel,
        Pfizer International Inc.
HEATH B. MCLENDON
        Chairman and President;
        Managing Director, Salomon Smith Barney Inc.
        President and Director, Mutual Management Corp. and
        Travelers Investment Advisers, Inc.;
        Chairman, Smith Barney Strategy Advisors Inc.


OFFICERS

HEATH B. MCLENDON
        Chairman and President
LEWIS E. DAIDONE
        Executive Vice President and Treasurer
GIAMPAOLO G. GUARNIERI
        Executive Vice President
ROSS S. MARGOLIES
        Executive Vice President
BETH A. SEMMEL
        Executive Vice President
PETER J. WILBY
        Executive Vice President
GEORGE J. WILLIAMSON
        Executive Vice President
JOHN B. CUNNINGHAM
        Vice President
PAMELA P. MILUNOVICH
        Vice President
ANTHONY PACE
        Assistant Controller
CHRISTINA T. SYDOR
        Secretary

                             --------------------
                                 SALOMON BROTHERS
                                 --------------------
                                     ASSET MANAGEMENT

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

[GRAPHIC]

SALOMON BROTHERS
Variable Series Funds Inc


Annual
Report
1998
December 31, 1998

 .  High Yield Bond Fund

[GRAPHIC]

THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
OUR MESSAGE TO YOU

DEAR SHAREHOLDER:
We are pleased to provide you with the annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund") for the period ended December 31, 1998.

MARKET OVERVIEW: THE HIGH YIELD BOND FUND
Financial market participants will not soon forget the tumultuous year just past. 1998 will be remembered as the year when the effects of the Asian economic crisis had a substantial impact on the U.S. The impact was significant enough to derail the equity market's momentum, although stocks managed to regain all of their lost ground by year-end.

The U.S. High Yield bond market experienced a volatile year in 1998, compared to recent years. Weakened global economies and financial markets negatively affected the high yield market for both fundamental reasons as well as technical market reasons.

During the first seven months of the year, the high yield market returned 5.99% and was characterized by relative calm in both underlying credit quality and market conditions. Market default statistics were consistent with 1997 and were at historically low levels, characterizing reasonable credit quality for broad sectors of the market.

The first part of the year was also driven by strong technical market conditions in high yield. A large financing calendar--691 new issues for the year for a record totaling $138.9 billion--was comfortably absorbed by the mutual fund inflows and asset allocations to high yield by institutional investors and structured finance investments. Credit spreads, or the yield premium above U.S. Treasury bonds which the high yield market pays, averaged 3.60% at January 1, 1998 and gradually widened to 3.74% at July 31, 1998 as Treasury markets rallied. The average yield in the market declined from 9.31% to 9.23% during this period.

In August, extreme volatility hit the world's financial markets, including the U.S. high yield bond market. Precipitated by the inability of Russia to refinance its local Treasury bills, a global "flight to quality" ensued, with investors exiting riskier asset classes and buying U.S. Treasury bonds. U.S. Equity market, U.S. high yield, U.S. investment grade corporates, mortgage bonds, and most notably emerging market bonds, declined materially in price. This "flight to quality" was magnified by forced selling out on leveraged investment vehicles, commonly known as "hedge funds", which had to sell these investments to meet margin calls on borrowings.

At the same time, the market started to experience a significant weakening in operating results and credit quality from companies most vulnerable to the global economic slowdown emanating from the Asian economic crisis. Driven by global overcapacity and slackened demand, commodity prices worldwide tumbled, severely affecting companies in the energy and oil services sectors, paper and forest products, steel and other metals and chemicals.

By October, things had calmed down somewhat, and the US high yield market returned 3.50% for the fourth quarter as sell pressure abated and credit spreads declined from 6.30% at September 30 to 5.66% at December 31, 1998. After two very slow, almost dormant months for financing, better quality companies were able to re-enter the market for financing, although commodity based cyclical companies still faced difficulty.

Globally, the emerging financial markets had the most difficult time during 1998, driven from the fallout from the Asian currency and subsequent economic crisis that started in the second half of 1997. The emerging market bond market returned a negative 14.35% for the year.

The significant decline in the emerging bond markets was triggered by a variety of events, some fundamental and some technical. Fundamental sovereign credit quality was adversely affected by declining commodity prices during the year, as many emerging markets economies have a relative over reliance on oil or natural resources. Secondly, subsequent to the debt restructuring problems experienced by Korea in late 1997, a significant decline in financing available to emerging market economies, or a "credit crunch" developed. This in turn hindered many countries' ability to finance at reasonable interest rates. The problem peaked with the government of Russia's forced restructuring of its domestic Treasury debt, after being unable to refinance, and capital fled the country.

Due to the ensuing lack of access to capital, the emerging market countries that performed the weakest were those with a heavy need to refinance short term debt. As a result, countries such as Brazil suffered significantly, raising questions as to the future of their currency system, the "real plan". Countries that fared the best were those that did not require heavy financing, such as Mexico, Poland, Panama, Peru and Argentina.

After seven years of strong growth, our view is that the U.S. economy faces a period of slowing expansion. Although key areas of economic activity remain buoyant, gradual slowdown remains a likely scenario for 1999. The Federal Reserve will probably condition further easing on renewed intensification of financial stress of evidence that demand pressures are receding.

THE HIGH YIELD BOND FUND

The primary objective of the Fund is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed income securities rated in the medium or lower rating categories or those securities determined by the manager to be of comparable quality.

The Fund commenced operations on May 1, 1998. Performance for the period from inception through December 31, 1998 was 0.14% for the Fund versus a negative 0.98% for the Salomon Smith Barney High Yield Market Index. The Fund managed to outperform for the year due to its focus on higher-quality credits and its continued overweighting in consumer related industries, which were successful performers for the year.

The Salomon Brothers Variable High Yield Bond Fund continues to focus on stronger credit-quality companies and selected opportunities that are compelling on a risk/reward basis.

Cordially,


/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

February 17, 1999

The following graph depicts the performance of the Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE -- HIGH  YIELD BOND FUND (Unaudited)
Comparison of $10,000 Investment in the Fund with Smith Barney High Yield Market Index

RRFinancial Printing Group     High Yield Bond Fund  Salomon Brothers High-Yield Market Index
5/1/98                         10000                 10000
5/98                           10050                 10027
6/98                           10080                 10049
7/98                           10180                 10129
8/98                            9680                  9450
9/98                            9670                  9567
10/98                           9580                  9435
11/98                          10060                  9909
12/31/98                       10014                  9902

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.

Schedule of Investments
December 31, 1998

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 82.8%

 Basic Industries -- 10.8%
 $125,000 Ball Corp., Sr. Notes, 7.750% due 8/1/06................   $  131,563
  125,000 Glencore Nickel Property Ltd., 9.000% due 12/1/14.......      105,156
          Indesco International Inc.,, Sr. Sub. Notes, 9.750% due
  125,000 4/15/08.................................................      116,875
  125,000 Millar Western Forest, Sr. Notes, 9.875% due 5/15/08....       93,750
  125,000 Octel Development PLC, Sr. Notes, 10.000% due 5/1/06....      131,250
          P&L Coal Holdings Corp., Series B, Sr. Sub. Notes,
  125,000 9.625% due 5/15/08......................................      127,187
                                                                     ----------
                                                                        705,781
                                                                     ----------

 Consumer Cyclicals -- 7.7%
          Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
  125,000 8/15/07.................................................      123,750
          HMH Properties, Inc., Series B, Sr. Notes, 7.875% due
  125,000 8/1/08..................................................      122,031
  125,000 Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04.......      130,000
          Prime Hospitality Corp., Series B, Sr. Sub. Notes,
  125,000 9.750% due 4/1/07.......................................      126,250
                                                                     ----------
                                                                        502,031
                                                                     ----------

 Consumer Non-Cyclicals -- 17.0%
          American Safety Razor Co., Sr. Notes, Series B, 9.875%
  125,000 due 8/1/05..............................................      126,094
          Anchor Advanced Products, Sr. Notes, 11.750% due
  125,000 4/1/04..................................................      136,250
  125,000 Delta Beverage Group, Sr. Notes, 9.750% due 12/15/03....      130,625
          Fisher Scientific International Inc., Sr. Sub. Notes,
  125,000 9.000% due 2/1/08.......................................      125,000
          Hines Horticulture Inc., Series B, Sr. Sub. Notes,
  125,000 11.750% due 10/15/05....................................      132,500
          Horseshoe Gaming LLC, Sr. Sub. Notes, 9.375% due
  125,000 6/15/07.................................................      128,750
          Imperial Holly Corp., Sr. Sub. Notes, 9.750% due
  125,000 12/15/07................................................      123,750
  125,000 Jitney-Jungle Stores, Sr. Notes, 12.000% due 3/1/06.....      139,063
  125,000 Revlon Worldwide Corp., Series B, Sr. Secured Discount
          Notes, zero coupon due 3/15/01..........................       69,375
                                                                     ----------
                                                                      1,111,407
                                                                     ----------

 Energy -- 4.4%
          Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due
  100,000 9/15/07.................................................       91,250
  100,000 Clark R&M Inc., Sr. Sub. Notes, 8.875% due 11/15/07.....       92,875
          Dailey International Inc., Series B, Sr. Notes, 9.500%
  125,000 due 2/15/08.............................................       56,250
          TransAmerican Energy Corp., Sr. Secured Notes, 11.500%
  125,000 due 6/15/02.............................................       47,500
                                                                     ----------
                                                                        287,875
                                                                     ----------

 Financial Services -- 3.3%
  125,000 Airplanes Pass-Through Trust, Sub. Bonds, Series 1,
           Class D, 10.875% due 3/15/19 ..........................      132,930
          Contifinancial Corp., Sr. Notes:
   75,000  8.125% due 4/1/08......................................       48,750
   50,000  7.500% due 3/15/02.....................................       36,000
                                                                     ----------
                                                                        217,680
                                                                     ----------

 Housing Related -- 3.8%
          CB Richard Ellis Services, Inc., Sr. Sub. Notes, 8.875%
  125,000 due 6/1/06..............................................      122,500
  125,000 Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08..      123,906
                                                                     ----------
                                                                        246,406
                                                                     ----------

 Manufacturing -- 8.9%
  125,000 BE Aerospace, Sr. Sub. Notes, 8.000% due 3/1/08.........      122,813
          Breed Technologies Inc., Sr. Sub. Notes, 9.250% due
  100,000 4/15/08.................................................       88,250
          High Voltage Engineering, Sr. Notes, 10.500% due
  125,000 8/15/04.................................................      118,437
  125,000 Motors & Gears, Inc., Sr. Notes, 10.750% due 11/15/06...      131,719
  125,000 Polymer Group., Sr. Sub. Notes, 8.750% due 3/1/08.......      122,500
                                                                     ----------
                                                                        583,719
                                                                     ----------

 Media & Telecommunications -- 17.5%
          Adelphia Communications, Series B, Sr. Notes, 9.875% due
  125,000 3/1/07..................................................      138,125
          Centennial Cellular, Sr. Sub. Notes, 10.750% due
   50,000 12/15/08................................................       50,375

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

   Face
  Amount                           Security                             Value

--------------------------------------------------------------------------------

 Media & Telecommunications -- 17.5% (continued)
          Century Communications Corp., Sr. Discount Notes, zero
 $250,000 coupon due 1/15/08.......................................   $  127,500
  125,000 CSC Holdings Inc., Sr. Sub. Notes, 9.250% due 11/1/05....      130,937
          Hollinger International Publishing, Sr. Sub. Notes,
  125,000 9.250% due 2/1/06........................................      131,719
          Intermedia Communications Inc., Series B, Sr. Notes,
  125,000 8.600% due 6/1/08........................................      123,125
  200,000 Nextel Communications, Sr. Serial Redeemable Discount
          Notes, zero coupon until 2/15/03,
           9.950% thereafter, due 2/15/08..........................      120,500
          NTL Inc., Series B, Sr. Notes, zero coupon until 4/1/03,
  150,000 9.75% thereafter, due 4/1/08.............................       91,500
  200,000 United International Holdings Inc., Series B, Sr. Secured
          Discount Notes, zero coupon until 2/15/03,
           10.750% thereafter, due 2/15/08.........................      108,000
          World Color Press Inc., Sr. Sub. Notes, 8.375% due
  125,000 11/15/08.................................................      125,625
                                                                      ----------
                                                                       1,147,406
                                                                      ----------

 Services & Other -- 5.9%
          Allied Waste North America, Sr. Notes, 7.875% due
  125,000 1/1/09...................................................      127,031
  125,000 Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09...      129,063
  125,000 Safety-Kleen Services, Sr. Sub Notes, 9.250% due 6/1/08..      128,125
                                                                      ----------
                                                                         384,219
                                                                      ----------

 Transportation -- 3.5%
          Coach USA Inc. Series B, Sr. Sub. Notes, 9.375% due
  125,000 7/1/07...................................................      128,750
          Enterprises Shipholding Inc., Sr. Notes, 8.875% due
  125,000 5/1/08...................................................      102,031
                                                                      ----------
                                                                         230,781
                                                                      ----------
          TOTAL CORPORATE BONDS
          (Cost -- $5,726,634).....................................    5,417,305
                                                                      ----------

 Argentina -- 3.1%
  235,000 Republic of Argentina, FRB, 6.1875% due 3/31/05 (a)......      200,925
                                                                      ----------
 SOVEREIGN BONDS -- 13.4%


 Brazil -- 2.1%
  250,000 Federal Republic of Brazil, NMB, Series L, 6.1875% due
          4/15/09 (a)..............................................      137,031
                                                                      ----------

 Bulgaria -- 2.7%
          Republic of Bulgaria, Discount Bond, Series A, 6.6875%
  250,000 due 7/28/24 (a)..........................................      175,625
                                                                      ----------

 Croatia -- 3.4%
  280,000 Republic of Croatia, FRB, 6.5625% due 7/31/10 (a)........      222,600
                                                                      ----------

 Venezuela -- 2.1%
          Republic of Venezuela, DCB, Series DL, 5.9375% due
  214,285 12/18/07 (a).............................................      136,875
                                                                      ----------
          TOTAL SOVEREIGN BONDS
          (Cost -- $839,291).......................................      873,056
                                                                      ----------


  Shares                           Security                            Value

--------------------------------------------------------------------------------

 CONVERTIBLE PREFERRED STOCK(b) -- 0.0%

 Manufacturing -- 0.0%
      219 TCR Holding Corp., Class B Shares........................           13
      121 TCR Holding Corp., Class C Shares........................            7
      318 TCR Holding Corp., Class D Shares........................           17
      658 TCR Holding Corp., Class E Shares........................           41
                                                                     ----------
          (Cost -- $78)............................................           78
                                                                     ----------

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 3.8%
 $249,000 J.P. Morgan Securities Inc., 4.680% due 1/4/99; Proceeds
           at maturity -- $249,129;
           (Fully collateralized by U.S. Treasury Notes, 7.250%
           due 5/15/16; Market value -- $254,196) (Cost --
            $249,000) ............................................   $  249,000
                                                                     ----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $6,815,003*)...................................   $6,539,439
                                                                     ==========

------
(a) Rate shown reflects current rate on instrument with variable rates or step coupon rates.
(b) Non-income producing securities.
*   Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:
DCB-- Debt Conversion Bonds.
FRB-- Floating Rate Bonds.
NMB-- New Money Bonds.
                       See notes to financial statements.

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
 Investments, at value (Cost -- $6,815,003)......................... $6,539,439
 Dividends and interest receivable..................................    145,955
 Receivable for securities sold.....................................     50,890
 Receivable from investment manager.................................     11,942
 Other assets.......................................................    275,000
                                                                     ----------
 Total Assets.......................................................  7,023,226
                                                                     ----------
LIABILITIES:
 Payable to bank....................................................     42,671
 Payable for Fund shares purchased..................................        845
 Accrued expenses...................................................     30,609
                                                                     ----------
 Total Liabilities..................................................     74,125
                                                                     ----------
Total Net Assets.................................................... $6,949,101
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      726
 Capital paid in excess of par value................................  7,284,738
 Accumulated net realized loss on security transactions.............    (60,799)
 Net unrealized depreciation of investments.........................   (275,564)
                                                                     ----------
Total Net Assets.................................................... $6,949,101
                                                                     ==========
Shares Outstanding..................................................    725,577
                                                                     ----------
Net Asset Value, per share..........................................      $9.58
                                                                     ----------

                       See notes to financial statements.

Statement of Operations
For the Period Ended December 31, 1998(a)

INVESTMENT INCOME:
 Interest...........................................................  $ 342,055
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     31,100
 Audit and legal....................................................     25,000
 Shareholder communications.........................................     11,500
 Shareholder and system servicing fees..............................      6,935
 Directors' fees....................................................      3,900
 Custody fees.......................................................      2,500
 Administration fees (Note 2).......................................      2,073
 Other..............................................................      1,500
                                                                      ---------
 Total Expenses.....................................................     84,508
 Less: Management fee waiver and expense reimbursement (Note 2).....    (43,042)
                                                                      ---------
 Net Expenses.......................................................     41,466
                                                                      ---------
Net Investment Income...............................................    300,589
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Realized Loss From Security Transactions (excluding short-term securities):
 Proceeds from sales................................................  1,874,361
 Cost of securities sold............................................  1,935,160
                                                                      ---------
 Net Realized Loss..................................................    (60,799)
                                                                      ---------
 Change in Net Unrealized Depreciation of Investments:
 Beginning of period................................................         --
 End of period......................................................   (275,564)
                                                                      ---------
 Increase in Net Unrealized Depreciation............................   (275,564)
                                                                      ---------
Net Loss on Investments.............................................   (336,363)
                                                                      ---------
Decrease in Net Assets From Operations..............................  $ (35,774)
                                                                      =========

------
(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
                       See notes to financial statements.

Statement of Changes in Net Assets
For the Period Ended December 31, 1998(a)

OPERATIONS:
 Net investment income............................................. $   300,589
 Net realized loss.................................................     (60,799)
 Increase in net unrealized depreciation...........................    (275,564)
                                                                    -----------
 Decrease in Net Assets From Operations............................     (35,774)
                                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............................................    (300,589)
 Capital...........................................................        (435)
                                                                    -----------
 Decrease in Net Assets From Distributions to Shareholders.........    (301,024)
                                                                    -----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares..................................   8,698,225
 Net asset value of shares issued for reinvestment of dividends....     301,024
 Cost of shares reacquired.........................................  (1,713,350)
                                                                    -----------
 Increase in Net Assets From Fund Share Transactions...............   7,285,899
                                                                    -----------
Increase in Net Assets.............................................   6,949,101
NET ASSETS:
 Beginning of period...............................................         --
                                                                    -----------
 End of period..................................................... $ 6,949,101
                                                                    ===========

------
(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
                       See notes to financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) it is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment manage-ment fee calculated at the annual rate of 0.75% of its average daily net as-sets. This fee is calculated daily and paid monthly.

For the period ended December 31, 1998, SBAM waived all of the management fees payable by the Fund and reimbursed expenses of $11,942.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and MMC.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. For the period ended December 31, 1998, SSB received no brokerage commissions from the Fund.

3. Investments

During the period ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases............................................................ $8,485,050
Sales ...............................................................  1,874,361
--------------------------------------------------------------------------------

At December 31, 1998, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

-------------------------------------------------------------------------------
Gross unrealized appreciation....................................... $ 117,538
Gross unrealized depreciation.......................................  (393,102)
-------------------------------------------------------------------------------
Net unrealized depreciation......................................... $(275,564)
-------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At December 31, 1998, the Fund had no open reverse repurchase agreements.

Notes to Financial Statements
(continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended December 31, 1998, the Fund did not write any call or put options.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any TBA securities.

Notes to Financial Statements
(continued)

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 1998, the Fund did not have any investments in loan participa-tions.

11. Capital Loss Carryforward

At December 31, 1998, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $60,800, available to offset future capital gains through December 31, 2006. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

12. Capital Stock

At December 31, 1998, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                                               Period Ended
                                                           December 31, 1998(a)
--------------------------------------------------------------------------------
Shares sold...............................................              871,685
Shares issued on reinvestment.............................               31,422
Shares redeemed...........................................             (177,530)
--------------------------------------------------------------------------------
Net Increase..............................................              725,577
--------------------------------------------------------------------------------

(a) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights
For a share of capital stock outstanding for the period ended December 31:

                                                                       1998(1)
                                                                       -------
Net Asset Value, Beginning of Period.................................. $10.00
                                                                       ------
Income (Loss) From Operations:
 Net investment income (2)............................................   0.43
 Net realized and unrealized loss.....................................  (0.42)
                                                                       ------
 Total Income From Operations.........................................   0.01
                                                                       ------
Less Distributions From:
 Net investment income................................................  (0.43)
 Capital..............................................................  (0.00)*
                                                                       ------
 Total Distributions..................................................  (0.43)
                                                                       ------
Net Asset Value, End of Period........................................ $ 9.58
                                                                       ======
Total Return++........................................................   0.14%
Net Assets, End of Period (000s)...................................... $6,949
Ratios to Average Net Assets (2)+:
 Expenses.............................................................   1.00%
 Net investment income................................................   7.25%
Portfolio Turnover Rate...............................................     37%

(1) For the period from May 1, 1998 (commencement of operations) through Decem-ber 31, 1998.
(2) SBAM has waived all of its management fees for the period ended December 31, 1998 and reimbursed expenses of $11,942. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.06 and 2.04%, re-spectively.
 * Amount represents less than $0.01.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund ("Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 12, 1999

Salomon Brothers Variable Series Funds Inc


INVESTMENT MANAGER
        Salomon Brothers
        Asset Management Inc
        7 World Trade Center
        New York, New York 10048



CUSTODIAN
        PNC Bank, N.A.
        17th and Chestnut Streets
        Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, New York 10017

INDEPENDENT ACCOUNTANTS
        PricewaterhouseCoopers LLP
        1177 Avenue of the Americas
        New York, New York 10036

Directors
CHARLES F. BARBER
        Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
        President, Colman Consulting Co., Inc.
DANIEL P. CRONIN
        Vice President-General Counsel,
        Pfizer International Inc.
HEATH B. MCLENDON
        Chairman and President;
        Managing Director, Salomon Smith Barney Inc.
        President and Director, Mutual Management Corp.
        and Travelers Investment Advisers, Inc.;
        Chairman, Smith Barney Strategy Advisors Inc.

Officers
HEATH B. MCLENDON
        Chairman and President
LEWIS E. DAIDONE
        Executive Vice President and Treasurer
GIAMPAOLO G. GUARNIERI
        Executive Vice President
ROSS S. MARGOLIES
        Executive Vice President
BETH A. SEMMEL
        Executive Vice President
PETER J. WILBY
        Executive Vice President
GEORGE J. WILLIAMSON
        Executive Vice President
JOHN B. CUNNINGHAM
        Vice President
PAMELA P. MILUNOVICH
        Vice President
ANTHONY PACE
        Assistant Controller
CHRISTINA T. SYDOR
        Secretary

                          Salomon Brothers
                                   Asset Management
                7 World Trade Center . New York, New York 10048

[GRAPHIC]

SALOMON BROTHERS
Variable Series Funds Inc

Annual
Report
1998
December 31, 1998

 .  INVESTORS Fund

THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
OUR MESSAGE TO YOU

DEAR SHAREHOLDER:
We are pleased to provide you with the annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the period ended December 31, 1998.

MARKET OVERVIEW
Financial market participants will not soon forget the tumultuous year just past. 1998 will be remembered as the year when the effects of the Asian economic crisis reverberated to the U.S. The impact was significant enough to derail the equity market's momentum, although stocks managed to regain all of their lost ground by year-end.

The equity market finished its fourth consecutive year of returns in excess of 20% with the Standard & Poor's 500 Stock Index ("S&P 500") returning 28.6%. Investors experienced significant volatility during the year as the S&P 500 increased more than 20% through early July. Worldwide political and economic turmoil resulted in a loss of confidence by U.S. equity investors late in the summer causing the market to wipe out most of the year's gains. The collapse of the financial structure in Russia, although not totally unexpected, coupled with the ongoing crisis in Asia, caused a number of financial institutions to take charge offs, and led to a "flight to quality" that exposed a number of over leveraged hedge funds' financial difficulties.

By early Fall, however, the Federal Reserve came to the market's rescue by cutting the federal funds rate and discount rate. Three consecutive reductions increased investor confidence and provided liquidity to fuel the market's strong fourth quarter performance. As the stock and credit markets rallied after the Federal Reserve rate cut, the need for the safety of Treasuries was reduced.

1998 market returns were narrowly distributed. Just 14 stocks accounted for more than half of the performance of the S&P 500. Large-cap growth stocks significantly outperformed their large-cap value peers. Morningstar's large-cap growth category returned 35.8% versus 12.3% for the large-cap value category.

In 1999, we expect equity market performance to return to more historical levels. Investor optimism and recent economic data suggest that the U.S. economy is sailing into the new year. As booming sectors moderate and external growth continues to fade, the current expansion will slow perceptibly. The optimistic view assumes that the rest of the world holds together. Outside the U.S., where the main threat to domestic stability first emerged, conditions have deteriorated since the Federal Reserve's last rate cut. This backdrop leaves the Federal Reserve in a watchful state, despite the complacency of today's marketplace and strong fourth-quarter GDP growth.

Near-term job and economic growth probably will remain fairly buoyant, given the boost from lower commodity prices, warm weather and the fresh rise in the equity market. However, with inflation pressures in remission, the Federal Reserve should have ample leeway to renew its rescue efforts in 1999 if necessary.

THE INVESTORS FUND
The primary objective of the Fund is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

The Fund commenced operations on February 17, 1998. From inception through December 31, 1998, the Fund posted a total return of 10.55% versus 21.77% for the S&P 500. Underperformance of the Fund relative to the benchmark was primarily due to value stocks being out of favor. However, the Fund did manage to outperform for the year relative to its large-cap value peers.

The Salomon Brothers Variable Investors Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we have been adding to cyclical names like International Paper and Raytheon. We are also targeting multi-national companies that should benefit from a weaker U.S. dollar. We are confident that our value strategy will continue to reward shareholders over time.

Cordially,


/s/Heath B. McLendon
Heath B. McLendon
Chairman and President


February 17, 1999

The following graph depicts the performance of the Fund versus the Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

RRFinancial Printing Group    Investors Fund  S&P 500 Index
2/17/98                       10,000          10,000
2/98                          10,250          10,266
3/98                          10,650          10,792
4/98                          10,690          10,902
5/98                          10,490          10,714
6/98                          10,731          11,149
7/98                          10,520          11,031
8/98                           8,960           9,437
9/98                           9,430          10,042
10/98                          9,960          10,857
11/98                         10,480          11,515
12/31/98                      11,055          12,177


HISTORICAL PERFORMANCE -- INVESTORS FUND (Unaudited)
Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Stock Index

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Schedule of Investments
December 31, 1998

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 88.5%
 Basic Industries -- 4.5%
    3,000 Martin Marietta Materials, Inc. ........................   $  186,562
    6,300 OM Group, Inc. .........................................      229,950
    1,200 Vulcan Materials Co. ...................................      157,875
                                                                     ----------
                                                                        574,387
                                                                     ----------

 Capital Goods -- 1.8%
    3,100 Tyco International Ltd. ................................      233,856
                                                                     ----------

 Consumer Cyclicals -- 8.9%
    5,700 Costco Companies Inc. (a)...............................      411,469
    2,800 Dayton Hudson Corp. ....................................      151,900
    3,600 Federated Department Stores, Inc. (a)...................      156,825
    3,000 Lear Corp. (a)..........................................      115,500
    9,100 Tower Automotive Inc. (a)...............................      226,931
    4,100 U.S. Industries Inc. ...................................       76,363
                                                                     ----------
                                                                      1,138,988
                                                                     ----------

 Consumer Non-Cyclicals -- 19.2%
   14,600 Food Lion Inc., Class A Shares..........................      155,125
    1,500 Food Lion Inc., Class B Shares..........................       15,094
    4,200 Hormel Foods Corp. .....................................      137,550
    5,900 Interstate Bakeries Corp. ..............................      155,981
   10,300 News Corp Ltd. ADR......................................      254,281
    7,200 Philip Morris Cos. Inc. ................................      385,200
   14,800 RJR Nabisco Holdings Corp. .............................      439,375
          Tele-Communications, Liberty Media Group, Class A Shares
    1,000 (a).....................................................       46,063
          Tele-Communications, TCI Ventures Group, Class A Shares
   11,600 (a).....................................................      273,325
   11,300 Tyson Foods Inc., Class A Shares........................      240,125
    2,700 UST Inc. ...............................................       94,163
    3,700 Viacom Inc., Class B Shares (a).........................      273,800
                                                                     ----------
                                                                      2,470,082
                                                                     ----------

 Energy -- 6.8%
    2,000 Amerada Hess Corp. .....................................       99,500
    2,500 Burlington Resources Inc. ..............................       89,531
    4,700 Conoco Inc., Class A Shares (a).........................       98,113
    3,200 Royal Dutch Petroleum Co. ..............................      153,200
    5,300 Suncor Energy Inc. .....................................      158,338
    1,000 Sunoco Inc. ............................................       36,063
    2,000 Total American SA - ADR.................................       99,500
    4,700 USX Marathon Group......................................      141,588
                                                                     ----------
                                                                        875,833
                                                                     ----------

 Financial Services -- 15.5%
    1,400 American Express Co. ...................................      143,150
    2,800 Associates First Capital Corp. .........................      118,650
   11,900 Bank of New York........................................      478,975
    3,400 BankBoston Corp. .......................................      132,387
    2,100 Dime Bancorp, Inc. .....................................       55,519
    4,800 Federal Home Loan Mortgage Corp. .......................      309,300
    3,100 Fleet Financial Group, Inc. ............................      138,531
    2,200 Morgan Stanley Dean Witter & Co. .......................      156,200

                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

  Shares                           Security                            Value

-------------------------------------------------------------------------------
 Financial Services--15.5% (continued)
    4,000 Nationwide Financial Services, Inc., Class A Shares......  $  206,750
    6,200 Provident Cos., Inc. ....................................     257,300
                                                                     ----------
                                                                      1,996,762
                                                                     ----------

 Health Care -- 5.4%
    3,600 Abbott Laboratories, Inc. ...............................     176,400
    3,100 American Home Products Corp. ............................     174,569
    2,000 Johnson & Johnson........................................     167,750
    3,100 Pharmacia & Upjohn, Inc. ................................     175,538
                                                                     ----------
                                                                        694,257
                                                                     ----------

 Real Estate Investment Trust -- 3.2%
    5,200 Arden Realty, Inc. ......................................     120,575
    4,700 Equity Office Properties Trust...........................     112,800
    3,500 Glenborough Realty Trust Inc. ...........................      71,312
    5,200 New Plan Excel Realty Trust..............................     115,375
                                                                     ----------
                                                                        420,062
                                                                     ----------

 Technology -- 12.4%
    3,000 Adaptec Inc. (a).........................................      52,687
    4,200 Applied Materials Inc. (a)...............................     179,287
    5,900 Aspect Telecommunications Corp. (a)......................     101,775
    3,300 Hewlett-Packard Co. .....................................     225,431
    1,500 Intel Corp. .............................................     177,844
    2,000 International Business Machines Corp. ...................     369,500
    1,100 Plantronics Inc. (a).....................................      94,600
    5,700 Seagate Technology Inc. (a)..............................     172,425
    2,600 Texas Instruments Inc. ..................................     222,463
                                                                     ----------
                                                                      1,596,012
                                                                     ----------

 Telecommunications & Utilities -- 9.1%
    4,200 Bell Atlantic Corp. .....................................     238,612
    6,100 Frontier Corp. ..........................................     207,400
    1,800 GTE Corporation..........................................     121,388
    4,400 MCI Worldcom, Inc. (a)...................................     315,700
    2,400 SBC Communications Inc. .................................     128,700
    5,100 The Williams Cos., Inc. .................................     159,056
                                                                     ----------
                                                                      1,170,856
                                                                     ----------

 Transportation -- 1.7%
    2,700 Canadian National Railway Co. ...........................     140,062
    1,600 Union Pacific Corp. .....................................      72,100
                                                                     ----------
                                                                        212,162
                                                                     ----------
          TOTAL COMMON STOCK
          (Cost -- $10,034,773)....................................  11,383,257
                                                                     ----------

 CONVERTIBLE PREFERRED STOCK -- 1.0%
 Transportation -- 1.0%
    2,800 Union Pacific Capital Trust, 6.250% (Cost -- $132,702)...     128,450
                                                                     ----------


                       See notes to financial statements.

Schedule of Investments
December 31, 1998 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 2.1%
 Health Care -- 0.9%
 $105,000 Centocor Inc., 4.750% due 2/15/05......................   $   111,956
                                                                    -----------

 Telecommunications & Utilities -- 0.4%
   50,000 NTL Inc., 7.000% due 12/15/08..........................        55,125
                                                                    -----------

 Technology -- 0.8%
   95,000 Micron Technology Inc., 7.000% due 7/1/04..............       102,956
                                                                    -----------
          TOTAL CONVERTIBLE CORPORATE BONDS
          (Cost -- $253,043).....................................       270,037
                                                                    -----------

 REPURCHASE AGREEMENTS -- 8.4%
  443,000 J.P. Morgan Securities Inc., 4.680% due 1/4/99;
          Proceeds at maturity -- $443,230;
          (Fully collateralized by U.S. Treasury Notes, 8.875%
          due 2/15/19; Market value -- $452,116).................       443,000
  644,000 Warburg Dillon Read, 4.750% due 1/4/99; Proceeds at
          maturity -- $644,340;
          (Fully collateralized by U.S. Treasury Notes, 5.625%
          due 11/30/99; Market value -- $657,113)................       644,000
                                                                    -----------
          TOTAL REPURCHASE AGREEMENTS
          (Cost -- $1,087,000)                                        1,087,000
                                                                    -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $11,507,518*)                                    $12,868,744
                                                                    ===========

------
(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same. Abbreviations used in this statement:
ADR - American Depository Receipt.

                       See notes to financial statements.

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
 Investments, at value (Cost -- $11,507,518)....................... $12,868,744
 Cash..............................................................         421
 Receivable for Fund shares sold...................................       7,632
 Receivable for securities sold....................................     124,414
 Deferred organization costs.......................................      25,809
 Receivable from investment manager................................      17,030
 Dividends and interest receivable.................................      22,442
                                                                    -----------
 Total Assets......................................................  13,066,492
                                                                    -----------
LIABILITIES:
 Payable for Fund shares purchased.................................          58
 Accrued expenses..................................................      28,737
                                                                    -----------
 Total Liabilities.................................................      28,795
                                                                    -----------
Total Net Assets................................................... $13,037,697
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     1,184
 Capital paid in excess of par value...............................  11,963,899
 Undistributed net investment income...............................         701
 Accumulated net realized loss on security transactions............    (289,313)
 Net unrealized appreciation of investments .......................   1,361,226
                                                                    -----------
Total Net Assets................................................... $13,037,697
                                                                    ===========
Shares Outstanding.................................................   1,183,772
                                                                    -----------
Net Asset Value, per share.........................................      $11.01
                                                                    -----------

                       See notes to financial statements.

Statement of Operations
For the Period Ended December 31, 1998(a)

INVESTMENT INCOME:
 Interest..........................................................  $   28,395
 Dividends (net of foreign withholding tax of $2,008)..............      69,180
                                                                     ----------
 Total Investment Income...........................................      97,575
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................      31,902
 Audit and legal...................................................      25,000
 Custody fees......................................................      12,500
 Shareholder communications........................................       5,700
 Shareholder and system servicing fees.............................       5,170
 Amortization of organization costs................................       5,441
 Directors' fees...................................................       4,515
 Administration fees (Note 2)......................................       2,279
 Other.............................................................       2,000
                                                                     ----------
 Total Expenses....................................................      94,507
 Less: Management fee waiver and expense reimbursement (Note 2)....     (48,932)
                                                                     ----------
 Net Expenses......................................................      45,575
                                                                     ----------
Net Investment Income..............................................      52,000
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Realized Loss From Security Transactions (excluding short-term securities):
 Proceeds from sales...............................................   3,109,840
 Cost of securities sold...........................................   3,400,449
                                                                     ----------
 Net Realized Loss.................................................    (290,609)
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments:
 Beginning of period...............................................           -
 End of period.....................................................   1,361,226
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................   1,361,226
                                                                     ----------
Net Gain on Investments............................................   1,070,617
                                                                     ----------
Increase in Net Assets From Operations.............................  $1,122,617
                                                                     ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Statement of Changes in Net Assets
For the Period Ended December 31, 1998(a)

OPERATIONS:
 Net investment income............................................. $    52,000
 Net realized loss.................................................    (290,609)
 Increase in net unrealized appreciation...........................   1,361,226
                                                                    -----------
 Increase in Net Assets From Operations............................   1,122,617
                                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............................................     (50,003)
 Capital...........................................................      (3,019)
                                                                    -----------
 Decrease in Net Assets From Distributions to Shareholders.........     (53,022)
                                                                    -----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares..................................  13,154,932
 Net asset value of shares issued for reinvestment of dividends....      53,022
 Cost of shares reacquired.........................................  (1,239,862)
                                                                    -----------
 Increase in Net Assets From Fund Share Transactions...............  11,968,092
                                                                    -----------
Increase in Net Assets.............................................  13,037,687
NET ASSETS:
 Beginning of period...............................................          10
                                                                    -----------
 End of period*.................................................... $13,037,697
                                                                    ===========
* Includes undistributed net investment income of: ................        $701
                                                                    ===========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See notes to financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) it is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is a wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

For the period ended December 31, 1998, SBAM waived all of the management fees payable by the Fund and reimbursed expenses of $17,030.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and MMC.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. For the period ended December 31, 1998, SSB received brokerage commissions of $858 from the Fund.

3. Investments

During the period ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases........................................................... $13,820,910
Sales...............................................................   3,109,840
--------------------------------------------------------------------------------

At December 31, 1998, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

--------------------------------------------------------------------------------
Gross unrealized appreciation....................................... $1,530,519
Gross unrealized depreciation.......................................   (169,293)
--------------------------------------------------------------------------------
Net unrealized appreciation......................................... $1,361,226
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any

Notes to Financial Statements
(continued)

unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended December 31, 1998, the Fund did not write any call or put options.

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1998, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund did not have any securities on loan.

9. Capital Loss Carryforward

At December 31, 1998, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $270,100, available to offset future capital gains through December 31, 2006. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

Notes to Financial Statements
(continued)

10. Capital Stock

At December 31, 1998, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                               Period Ended
                                                           December 31, 1998(a)
--------------------------------------------------------------------------------
Shares sold...............................................            1,299,803
Shares issued on reinvestment.............................                4,816
Shares redeemed...........................................             (120,848)
--------------------------------------------------------------------------------
Net increase..............................................            1,183,771
--------------------------------------------------------------------------------

(a) For the period February 17, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the period ended December 31:

                                                                       1998(1)
                                                                       -------
Net Asset Value, Beginning of Period.................................. $ 10.00
                                                                       -------
Income From Operations:
 Net investment income (2)............................................    0.05
 Net realized and unrealized gain ....................................    1.01
                                                                       -------
 Total Income From Operations.........................................    1.06
                                                                       -------
Less Distributions From:
 Net investment income................................................   (0.05)
 Capital..............................................................   (0.00)*
                                                                       -------
 Total Distributions..................................................   (0.05)
                                                                       -------
Net Asset Value, End of Period........................................ $ 11.01
                                                                       =======
Total Return++........................................................   10.55%
Net Assets, End of Period (000s)...................................... $13,038
Ratios to Average Net Assets (2)+:
 Expenses.............................................................    1.00%
 Net investment income................................................    1.14%
Portfolio Turnover Rate...............................................      62%

(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all of its management fees for the period ended
    December 31, 1998 and reimbursed expenses of $17,030. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.04 and 2.07%, respectively.

 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Investors Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund ("Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 12, 1999

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

  . A corporate dividends received deduction of 100%.

Salomon Brothers Variable Series Funds Inc


INVESTMENT MANAGER
        Salomon Brothers Asset Management Inc
        7 World Trade Center
        New York, New York 10048

CUSTODIAN
        PNC Bank, N.A.
        17th and Chestnut Streets
        Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, New York 10017

INDEPENDENT ACCOUNTANTS
        PricewaterhouseCoopers LLP
        1177 Avenue of the Americas
        New York, New York 10036

Directors
CHARLES F. BARBER
        Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
        President, Colman Consulting Co., Inc.
DANIEL P. CRONIN
        Vice President-General Counsel,
        Pfizer International Inc.
HEATH B. MCLENDON
        Chairman and President;
        Managing Director, Salomon Smith Barney Inc.
        President and Director, Mutual Management Corp.
        and Travelers Investment Advisers, Inc.;
        Chairman, Smith Barney Strategy Advisors Inc.


Officers
HEATH B. MCLENDON
        Chairman and President
LEWIS E. DAIDONE
        Executive Vice President and Treasurer
GIAMPAOLO G. GUARNIERI
        Executive Vice President
ROSS S. MARGOLIES
        Executive Vice President
BETH A. SEMMEL
        Executive Vice President
PETER J. WILBY
        Executive Vice President
GEORGE J. WILLIAMSON
        Executive Vice President
JOHN B. CUNNINGHAM
        Vice President
PAMELA P. MILUNOVICH
        Vice President
ANTHONY PACE
        Assistant Controller
CHRISTINA T. SYDOR
        Secretary

                                Salomon Brothers
                                     Asset Management
              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048